UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781

Templeton Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500_

Date of fiscal year end: 8/31

Date of reporting period: 8/31/17

Item 1. Reports to Stockholders.

Annual Report and Shareholder Letter August 31, 2017

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended August 31, 2017, the global economy expanded as recovery in several developed market countries strengthened and growth in many emerging market economies improved. The US Federal Reserve raised its federal funds target rate three times during the period and announced its intention to normalize its balance sheet. Monetary policies by major developed market central banks remained accommodative, although certain policymakers hinted at the prospects for policy tightening. In this environment, stocks in global developed and emerging markets excluding the US generated strong returns, as measured by the MSCI All Country World Index ex USA Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long- term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

CFA® is a trademark owned by CFA Institute.

Templeton Foreign Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Funds

This letter reflects our analysis and opinions as of August 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Annual Report

Templeton Foreign Fund

This annual report for Templeton Foreign Fund covers the fiscal year ended August 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in “foreign securities,” as described in the prospectus. These securities are predominantly equity securities of companies located outside the US, including developing markets.

Performance Overview

The Fund’s Class A shares delivered a +15.83% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index, which measures stock performance in global developed and emerging markets excluding the US, generated a +19.43% total return.1 For the 10-year period ended August 31, 2017, the Fund’s Class A shares generated a +30.51% cumulative total return, compared with the MSCI ACWI ex USA Index’s +24.34% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period ended August 31, 2017. In this environment, global developed and emerging market stocks rose, as measured by the MSCI ACWI. Global markets were aided by improved

Geographic Composition

Based on Total Net Assets as of 8/31/17

industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the US, hopes of tax reforms under the Trump administration, Emmanuel Macron’s election as France’s president, accommodative monetary policies of various central banks, and encouraging corporate earnings reports.

However, investors expressed concerns about the timing and economic effects of the UK’s exit from the European Union (also known as “Brexit”) and the US executive order banning entry from some Muslim-majority countries. Other headwinds included concerns about the health of European banks, political uncertainty in the US and the European Union, geopolitical tensions in the Korean peninsula and other regions, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and hawkish comments from key central bankers around the world.

The US economy strengthened in 2017’s second quarter, after moderating in the previous two quarters, largely due to growth in consumer spending, business investment, exports and federal government spending. The unemployment rate decreased from 4.9% in August 2016 to 4.4% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from

1. Source: Morningstar. As of 8/31/17, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +2.70%, compared with the MSCI ACWI ex USA Index’s 10-year average annual total return of +2.20%.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: US Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 18.

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1.1% to 1.9% at period-end. The US Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% three times during the period, amid signs of a growing US economy, a strengthening labor market and an improvement in business spending. At its July 2017 meeting, the Fed kept its target range unchanged, but signaled it expects to begin implementing its balance sheet reduction relatively soon, provided the economy continues to evolve as anticipated.

In Europe, the UK’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. However, the nation’s growth rate improved slightly in 2017’s second quarter, supported by growth in services. The Bank of England kept its key policy rate unchanged during the period and indicated in August that it expected any increases to be gradual and to a limited extent. The eurozone’s growth increased in 2017’s second quarter over the previous quarter. The bloc’s annual inflation rate, while low, ended higher than it was at the start of the period. The European Central Bank (ECB) kept its key policy rates unchanged during the period. However, at its July meeting, ECB president Mario Draghi signaled that the bank would reassess its policy stance on quantitative easing in the fall of 2017.

In Asia, Japan’s quarterly gross domestic product (GDP) grew at the fastest rate in more than two years, driven by household spending, capital expenditure and government spending. In July 2017, the Bank of Japan slightly increased its GDP forecasts for the 2017 and 2018 fiscal years, but lowered its inflation forecasts for the same period.

In emerging markets, Brazil’s quarterly GDP rose in 2017’s first two quarters, following the recession in 2015–2016, as the country’s central bank cut its benchmark interest rate numerous times during the period to spur economic growth. Russia’s GDP grew in 2016’s fourth quarter and in 2017’s first and second quarters compared to the prior-year periods amid the Bank of Russia’s continued policy support. China’s annual GDP grew faster in 2017’s first half than in 2016’s second half, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

International equities advanced during the 12-month review period as stability in China and the election of purportedly pro-business politicians in major western economies fueled rising growth expectations. Notwithstanding some incremental policy tightening from major central banks, global monetary policy remained extraordinarily loose, helping sustain the reflationary rally through much of the period. In this environment, growth-oriented and cyclical sectors such as financials, information technology (IT) and materials led market gains, while defensive sectors such as health care, telecommunication services and consumer staples lagged. During the period, the Fund delivered solid gains but trailed its benchmark, the MSCI ACWI ex USA Index.

Despite lagging the benchmark over the past 12 months due to unfavorable sector and regional allocations, the Fund benefited from stock selection. The continued contribution of stock selection to Fund performance is an encouraging development after a sustained period of challenging market conditions for fundamental analysts. More specifically, ultra-loose monetary policy since the global financial crisis has effectively “floated all boats,” leading to high correlations among stocks and a generally indiscriminate trading environment. When credit is cheap and the government implicitly backstops the financial system, as has been the case in recent years, many investors think that fundamentals matter less. Such investors are therefore more inclined to just “buy the market” than parse through stocks, analyzing the fundamental business prospects and relative merits of specific issues. Yet, if we have learned anything over six decades of investing in global equity markets, it is that fundamentals ultimately matter. Although the external influence of central bankers and politicians may delay (or, at times, accelerate) the process, price and value eventually converge over time.

To this end, we have been encouraged by recent favorable market developments such as the decline in correlations and resurgence of value stocks as some major central banks attempt to begin— very slowly—normalizing monetary policy. We expect this process to unfold gradually, with likely setbacks and possible reversals along the way, eventually paving the way for fundamental value recognition over the long term. Simply “buying the market” may no longer be a viable strategy once the market returns to its traditional role of fundamental value arbiter. In such an environment, the ability to identify stocks

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with undervalued fundamental prospects may become increasingly important to long-term investment success. Admittedly, active managers, value investors and fundamental analysts (all of which describe the investment professionals at Templeton) have faced challenging headwinds since the global financial crisis. The Fund has weathered the period reasonably well, outperforming the benchmark in the decade since the onset of the global financial crisis, but it has been far from our finest stretch of investment results. That said, as the cycle eventually turns and investors refocus on fundamentals, we believe our particular discipline and process will be well-suited for the road ahead.

Turning to the 12-month portfolio review, undoubtedly the biggest disappointment during the Fund’s fiscal year was the underperformance of its overweighted health care holdings.3 Initiated during a period of uncertainty surrounding competitive pressures and the sustainability of industry returns, our contrarian health care overweighting had been a major outperformer up until the beginning of the US presidential election cycle in late 2015. Since then, political criticism of price gouging in the pharmaceuticals industry and lingering uncertainty about the potential impact of health care reform in the important US market have combined to dampen investor sentiment globally. Our analysis indicates to us that the pullback in health care stocks has been overdone, and we believe that recent pessimism overstates the ultimate threat to pharmaceuticals and biotechnology earnings. We believe the US pricing reform will be manageable and consistent with the traditionally Republican idea that the competitive marketplace remains the primary price-setting mechanism for branded pharmaceuticals. Innovative companies have continued to realize that the best way to confront a tougher price environment is to discover effective new products that address unmet needs and demonstrate clear economic value. To this end, we remain focused on innovative companies that, in our analysis, have high-margin, long-duration products able to address pricing and competitive threats on a case-by-case basis.

We believe Israeli generic drugmaker Teva Pharmaceutical Industries is one such company. Teva’s positive attributes were overshadowed by the stock’s underperformance, which led to it being one of the Fund’s biggest detractors during the period. Poorly timed acquisitions, competitive concerns at its US business and a lengthy search for a new chief executive officer

Top 10 Sectors/Industries

8/31/17

% of Total Net Assets
Banks	12.9%
Oil, Gas & Consumable Fuels	11.4%
Pharmaceuticals	8.3%
Metals & Mining	6.9%
Technology Hardware, Storage & Peripherals	4.9%
Insurance	4.7%
Wireless Telecommunication Services	4.6%
Diversified Telecommunication Services	4.5%
Life Sciences Tools & Services	3.1%
Energy Equipment & Services	3.0%

weighed on the stock. Shares fell again in the final month of the period amid concerns that Teva would be forced to raise equity to shore up its balance sheet and protect its investment-grade credit rating. In retrospect, we clearly underestimated the near-term challenges facing Teva’s US generics business and the severity with which the market would penalize any perceived balance sheet vulnerabilities. Nevertheless, our analysis continues to indicate to us that Teva does not have a liquidity issue and that it should be able to address balance sheet problems in a timely manner and deliver on its more conservative outlook for 2017. Expectations for this company have sunk to new lows and, with its shares trading at a low multiple compared to projected 2017 per-share earnings, we believe the current share price reflects undue pessimism. We believe 2018 is shaping up to be a big year for Teva, featuring a number of new product launches and exciting pipeline developments. Overall, we expect the firm’s core generics business will ultimately perform well through the cycle and over the course of our investment horizon.

Stock-specific weakness also pressured the Fund’s holdings in global resource sectors, with slightly underweighted materials and overweighted energy holdings both delivering absolute gains but trailing the benchmark.4 The materials sector was pressured by exposure to a handful of Canadian precious metals companies, including streaming company Wheaton Precious Metals and mining companies Tahoe Resources (not part of the index) and Eldorado Gold. Their stocks were weighed down by a combination of range-bound gold prices and company-specific issues in various jurisdictions that impacted production

3. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

4. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

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and financial forecasts. Admittedly, we may have been too early increasing exposure to some of these precious metals holdings, and it has been frustrating to see stocks trading at such apparently depressed levels continuing to drift lower. However, we remain of the strong view that increasing exposure to precious metals stocks is prudent at this point in the macroeconomic, market and geopolitical cycles. Our analysis indicates to us that a modest allocation to precious metals stocks has the potential to materially enhance long-term risk-adjusted returns, all the more so given the backdrop of record-high debt, experimental monetary policy, geopolitical instability, social discord and a sustained bull market in risk assets. During the 12-month period under review, we continued to rotate out of industrial miners such as Switzerland’s Glencore5 (which was among the Fund’s top 10 contributors) and into what we considered lowly-valued and counter-cyclically-oriented precious metals firms.

The energy sector’s underperformance was largely attributable to UK-based oilfield services company Petrofac.5 Its shares declined sharply after the UK’s Serious Fraud Office (SFO) launched an investigation into bribery allegations related to the firm’s past relationship with controversial Monaco-based consultancy Unaoil. Although we had been constructive on the stock given the company’s healthy pipeline of outstanding bids, strategic refocus on core assets and prudent balance sheet deleveraging, the escalating fraud investigation seems to us a thesis changer. Over the past three years, nearly all of the SFO’s investigations have led to charges being filed. Of particular concern, the executives currently running Petrofac also ran the company when the alleged improprieties occurred. Any legal action against these individuals could materially impact Petrofac’s ability to win new business, without which we believe the company’s financial situation is tenuous. A change in circumstances requires a reassessment of the new reality, and we decided to liquidate our stake in Petrofac given the rising risk profile. More broadly, although we believe that current energy market fundamentals justify an oil price of US$50 or above, we also note that productivity gains in US shale fields have improved the rapidity with which these critical swing producers can increase production capacity, a factor that could cap any significant price appreciation. As such, we expect oil prices to stay range-bound in the near term, and we will seek to remain opportunistic at the stock level amid expected price fluctuations.

Top 10 Holdings 8/31/17
Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.5%
SoftBank Group Corp. Wireless Telecommunication Services, Japan	2.8%
Baidu Inc. Internet Software & Services, China	2.7%
BP PLC Oil, Gas & Consumable Fuels, UK	2.5%
Wheaton Precious Metals Corp. Metals & Mining, Canada	2.4%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, UK	2.3%
Standard Chartered PLC Banks, UK	2.3%
Roche Holding AG Pharmaceuticals, Switzerland	2.2%
SBM Offshore NV Energy Equipment & Services, Netherlands	2.0%
BNP Paribas SA Banks, France	1.9%

Turning to contributors, the Fund’s nearly even-weighted financials holdings considerably outperformed, driven by stock selection.6 Indeed, the sector accounted for five of the Fund’s top contributors, including South Korean lenders KB Financial Group and Hana Financial Group, European banks HSBC Holdings (UK) and BNP Paribas (France), and Dutch insurer Aegon. BNP was the Fund’s top European bank contributor, delivering significant gains amid encouraging restructuring progress and an improving macroeconomic and political backdrop. BNP remains one of Europe’s strongest and most-diversified major banks, and it is making good progress restructuring operations to improve capital levels and enhance profitability in a low-interest rate environment. Management is executing a coherent plan to address BNP’s non-performing loan portfolio and exit non-core assets, positioning the firm for a recovery in net interest margins as fee and commission revenues begin to normalize. With growing revenues, a rising return on equity and a solid dividend yield supported by what we consider a comfortable payout ratio, we believe BNP’s stock still offers scope for appreciation from current valuations roughly on par with tangible book value. European banks more broadly are benefiting from higher interest rates and increasing

5. No longer held by period-end.

6. The financials sector comprises banks, capital markets and insurance in the SOI.

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demand for credit in the eurozone. We believe these factors, combined with declining loan losses, more favorable regulations and tighter cost controls, should continue to boost bank earnings growth expectations and, ultimately, share prices. As was the case in the US, where the prospect of deregulation following Donald Trump’s presidential election victory supported bank shares, so too have European banks (and French banks in particular) benefited from the election of pro-business, center-right politician Emmanuel Macron to the French presidency. Similarly in Asia, rising hopes that South Korea’s new leadership will work to push through fiscal stimulus, reform the rigid corporate chaebol structure (large, mostly family-owned conglomerates) and normalize economic ties with China drove the outperformance of our bank holdings in the country. The improving political and macroeconomic backdrop, along with rising interest rates and solid operating results, supported shares of lowly-valued South Korean lenders Hana Financial and KB Financial, both of which finished among the Fund’s top contributors.

Improving macro conditions in South Korea also supported Samsung Electronics, a consumer electronics and semiconductor giant that accounts for a big portion of the market cap of the South Korean stock market. Samsung finished among the Fund’s top individual contributors during the review period after reporting record earnings and canceling billions of US dollars’ worth of its Treasury shares, sparking a raft of earnings upgrades from Wall Street analysts. More broadly, the Fund’s nearly even-weighted IT holdings delivered solid absolute gains roughly in line with the benchmark, and we continue to find selective bargains within the sector more broadly.7 In software, we believe continued migration to cloud computing could allow select firms to capture revenue and profit from other parts of the sector. Technology hardware is more challenging as smartphones and tablets continue to take market share from traditional products. We believe margins may improve as costs are cut, but revenue growth will likely remain elusive. In semiconductors, demand is weak, inventory is elevated and, in our analysis, valuations are largely unattractive. With every major tier in the tech “stack” disrupted by new technologies, our approach is to identify mature companies we believe have the ability to adapt to change, as well as new entrants we feel are likely to emerge as winners. Although we have some exposure to the dominant internet and

Top 10 Countries

8/31/17

% of Total Net Assets
UK	17.5%
Japan	10.8%
China	10.4%
South Korea	9.9%
Canada	8.5%
France	6.5%
Netherlands	6.3%
Germany	6.3%
Switzerland	3.7%
Singapore	2.3%

consumer technology firms that have performed well recently, we have maintained our investment discipline and avoided a number of these stocks due to valuation concerns. Large, complex companies priced for perfection and perpetual growth tend to disappoint eventually, in our opinion.

The Fund’s holdings in traditionally defensive telecommunication services and consumer staples sectors also notably contributed, buoyed by stock selection.8 We are finding somewhat better opportunities in the telecommunication services sector, where an improving regulatory environment and nascent industry consolidation could create more rational economics, particularly in Europe. We are also finding select opportunities among Asian telecommunication services companies with growth prospects we consider undervalued, data exposure and/or stakes in affiliated businesses we view as attractive, such as Japan’s Softbank Group, a top contributor to the Fund’s absolute return and a key relative contributor in the sector. We are finding fewer opportunities in consumer staples, and our underweighted position during the period was rewarded as the sector, which we considered expensively valued, underperformed the reflationary market rally.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded

7. The IT sector comprises internet software and services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

8. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The consumer staples sector comprises beverages in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended August 31, 2017, the US dollar rose in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-US currency exposure.

From a regional standpoint, we remain pleased with our international (ex-US) opportunity set, and we were encouraged in particular by the growing outperformance of European equities in the latter part of the review period. International markets remain attractively valued, in our analysis, particularly relative to the US, an encouraging sign given the historical correlation between starting-point valuation and long-term investment returns. Of all the valuation metrics, the cycle-adjusted price-to-earnings (CAPE) ratio has been among the most predictive of future returns. It is worth noting that at period-end, the US, the world’s most expensive major market currently, in our assessment, traded at approximately 30 times its cyclically adjusted earnings, implying a low single-digit percentage annualized real return over the next decade. Better than Japanese government bonds, perhaps, but not much else. Yet, as the US-led, central bank-fueled equity bull market charges ever higher, we cannot help but observe that the foundational underpinning of US stock prices—that is, corporate earnings growth—has become increasingly lackluster. Although earnings recently peaked at record absolute levels in the US, the rate of growth has stalled. Indeed, net income from continuing operations in the Standard & Poor’s® 500 Index (S&P 500®) has grown at a very slow annualized rate over the past six years, significantly trailing the double-digit percentage annualized gain in the S&P 500 over the same period. In the face of faltering earnings, how long can already-stretched valuation multiples continue to drive US market appreciation? On the other hand, we see many international markets where valuations look reasonable to us, corporate earnings are improving, and the political and macroeconomic backdrop is increasingly favorable.

Our point is not to call the top of the US bull market or forecast an imminent correction. Rather, it is to caution investors about blindly buying the market or following momentum. It is no coincidence that passive investment products—which both blindly buy the market and follow momentum by overweighting past winners—have thrived in this environment, but such strategies may be vulnerable over a long-term horizon. In an era when both cheap stocks and businesses with sustainable earnings growth potential are in short supply, we believe the ability to comb through markets around the world and identify these attributes should become increasingly valuable. Remember that every cycle has two halves. When this one eventually turns, the strategy of indiscriminately buying the market through passive products may prove to be penny-wise and pound-foolish. It is our belief that in investing, as in most things in life, people tend to get what they pay for.

Thank you for your continued participation in Templeton Foreign Fund. We look forward to serving your future investment needs.

Tucker Scott, CFA

Norman J. Boersma, CFA

James Harper, CFA
Heather Arnold, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of August 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return [1]	Average Annual Total Return[2]

A

1-Year	+15.83%	+9.16%
5-Year	+47.38%	+6.80%
10-Year	+30.51%	+2.09%

Advisor

1-Year	+16.10%	+16.10%
5-Year	+49.03%	+8.31%
10-Year	+33.74%	+2.95%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/1/07–8/31/17)

Advisor Class (9/1/07–8/31/17)

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (9/1/16–8/31/17)

Share Class	Net Investment Income
A	$0.1313
C	$0.0787
R	$0.1142
R6	$0.1685
Advisor	$0.1525

Total Annual Operating Expenses[4]

Share Class
A	1.22%
Advisor	0.97%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing markets involve heightened risks related to the same factors. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Source: Morningstar. The MSCI ACWI ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, excluding the US.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[1,2]	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,074.30	$ 6.27	$1,019.16	$6.11	1.20%
C	$1,000	$1,068.90	$ 10.17	$1,015.38	$9.91	1.95%
R	$1,000	$1,072.90	$ 7.58	$1,017.90	$7.38	1.45%
R6	$1,000	$1,076.80	$ 3.82	$1,021.53	$3.72	0.73%
Advisor	$1,000	$1,075.40	$ 5.02	$1,020.37	$4.89	0.96%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

12	Annual Report	franklintempleton.com

TEMPLETON FUNDS

Financial Highlights

Templeton Foreign Fund

	Year Ended August 31,
	2017	2016	2015	2014	2013
Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$6.87	$6.74	$8.58	$7.67	$6.26

Income from investment operations[a]:

Net investment income[b]	0.11	0.11	0.12	0.20 [c]	0.12

Net realized and unrealized gains (losses)	0.96	0.11	(1.52)	1.12	1.44

Total from investment operations	1.07	0.22	(1.40)	1.32	1.56

Less distributions from:

Net investment income	(0.13)	(0.09)	(0.21)	(0.11)	(0.15)

Net realized gains	—	(—)[d]	(0.23)	(0.30)	—

Total distributions	(0.13)	(0.09)	(0.44)	(0.41)	(0.15)

Net asset value, end of year	$7.81	$6.87	$6.74	$8.58	$7.67

Total return[e]	15.83%	3.46%	(16.46)%	17.61%	25.17%

Ratios to average net assets

Expenses	1.21% [f,g]	1.22% [f,g]	1.18% [f]	1.16%	1.19% [g]

Net investment income	1.55%	1.66%	1.54%	2.39%[c]	1.72%

Supplemental data

Net assets, end of year (000’s)	$3,287,394	$3,644,336	$4,165,454	$4,524,854	$3,904,719

Portfolio turnover rate	42.56%	22.89%	29.12%	30.82%	32.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.57%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton Foreign Fund (continued)

	Year Ended August 31,
	2017	2016	2015	2014	2013
Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 6.69	$ 6.56	$ 8.35	$ 7.48	$ 6.11

Income from investment operations[a]:

Net investment income[b]	0.05	0.06	0.05	0.13 [c]	0.07

Net realized and unrealized gains (losses)	0.94	0.11	(1.46)	1.10	1.40

Total from investment operations	0.99	0.17	(1.41)	1.23	1.47

Less distributions from:

Net investment income	(0.08)	(0.04)	(0.15)	(0.06)	(0.10)

Net realized gains	—	(—)[d]	(0.23)	(0.30)	—

Total distributions	(0.08)	(0.04)	(0.38)	(0.36)	(0.10)

Net asset value, end of year	$ 7.60	$ 6.69	$ 6.56	$ 8.35	$ 7.48

Total return[e]	14.92%	2.64%	(17.04)%	16.72%	24.21%

Ratios to average net assets

Expenses	1.96% [f,g]	1.97% [f,g]	1.93% [f]	1.91%	1.94% [g]

Net investment income	0.80%	0.91%	0.79%	1.64% [c]	0.97%

Supplemental data

Net assets, end of year (000’s)	$346,032	$397,512	$468,128	$617,421	$517,468

Portfolio turnover rate	42.56%	22.89%	29.12%	30.82%	32.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.82)%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton Foreign Fund (continued)

	Year Ended August 31,
	2017	2016	2015	2014	2013
Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 6.73	$ 6.61	$ 8.42	$ 7.54	$ 6.16

Income from investment operations[a]:

Net investment income[b]	0.09	0.09	0.09	0.18 [c]	0.10

Net realized and unrealized gains (losses)	0.94	0.10	(1.48)	1.09	1.41

Total from investment operations	1.03	0.19	(1.39)	1.27	1.51

Less distributions from:

Net investment income	(0.11)	(0.07)	(0.19)	(0.09)	(0.13)

Net realized gains	—	(—)[d]	(0.23)	(0.30)	—

Total distributions	(0.11)	(0.07)	(0.42)	(0.39)	(0.13)

Net asset value, end of year	$ 7.65	$ 6.73	$ 6.61	$ 8.42	$ 7.54

Total return	15.57%	3.10%	(16.63)%	17.22%	24.81%

Ratios to average net assets

Expenses	1.46% [e,f]	1.47% [e,f]	1.43% [e]	1.41%	1.44% [f]

Net investment income	1.30%	1.41%	1.29%	2.14% [c]	1.47%

Supplemental data

Net assets, end of year (000’s)	$153,516	$159,802	$174,865	$207,738	$172,393

Portfolio turnover rate	42.56%	22.89%	29.12%	30.82%	32.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.32%.

dAmount rounds to less than $0.01 per share.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton Foreign Fund (continued)

	Year Ended August 31,
	2017	2016	2015	2014	2013[a]
Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$6.78	$6.66	$8.49	$7.59	$7.16

Income from investment operations[b]:

Net investment income[c]	0.16	0.14	0.15	0.25 [d]	0.08

Net realized and unrealized gains (losses)	0.93	0.11	(1.50)	1.10	0.35

Total from investment operations	1.09	0.25	(1.35)	1.35	0.43

Less distributions from:

Net investment income	(0.17)	(0.13)	(0.25)	(0.15)	—

Net realized gains	—	(—)[e]	(0.23)	(0.30)	—

Total distributions	(0.17)	(0.13)	(0.48)	(0.45)	—

Net asset value, end of year	$7.70	$6.78	$6.66	$8.49	$7.59

Total return[f]	16.52%	3.92%	(16.08)%	18.16%	6.01%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	0.74%	0.72%	0.72%	0.72%	0.74%

Expenses net of waiver and payments by affiliates	0.73% [h]	0.72% [h,i]	0.72% [i]	0.72%	0.74%	[h]

Net investment income	2.03%	2.16%	2.00%	2.83% [d]	2.17%

Supplemental data

Net assets, end of year (000’s)	$1,757,902	$880,092	$816,746	$666,249	$366,042

Portfolio turnover rate	42.56%	22.89%	29.12%	30.82%	32.05%

aFor the period May 1, 2013 (effective date) to August 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.01%.

eAmount rounds to less than $0.01 per share.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton Foreign Fund (continued)

	Year Ended August 31,
	2017	2016	2015	2014	2013
Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 6.78	$ 6.66	$ 8.49	$ 7.59	$ 6.20

Income from investment operations[a]:

Net investment income[b]	0.13	0.12	0.13	0.22 [c]	0.13

Net realized and unrealized gains (losses)	0.94	0.11	(1.50)	1.11	1.43

Total from investment operations	1.07	0.23	(1.37)	1.33	1.56

Less distributions from:

Net investment income	(0.15)	(0.11)	(0.23)	(0.13)	(0.17)

Net realized gains	—	(—)[d]	(0.23)	(0.30)	—

Total distributions	(0.15)	(0.11)	(0.46)	(0.43)	(0.17)

Net asset value, end of year	$ 7.70	$ 6.78	$ 6.66	$ 8.49	$ 7.59

Total return	16.10%	3.65%	(16.25)%	17.93%	25.39%

Ratios to average net assets

Expenses	0.96% [e,f]	0.97% [e,f]	0.93% [e]	0.91%	0.94% [f]

Net investment income	1.80%	1.91%	1.79%	2.64% [c]	1.97%

Supplemental data

Net assets, end of year (000’s)	$1,717,937	$1,125,431	$1,206,146	$1,727,057	$1,340,444

Portfolio turnover rate	42.56%	22.89%	29.12%	30.82%	32.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.82%.

dAmount rounds to less than $0.01 per share.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

TEMPLETON FUNDS

Statement of Investments, August 31, 2017

Templeton Foreign Fund

		Industry	Shares/ Rights	Value
	Common Stocks and Other Equity Interests 96.9%
	Canada 8.5%
	Alamos Gold Inc., A	Metals & Mining	9,635,940	$80,267,380
	Barrick Gold Corp.	Metals & Mining	5,595,930	100,670,781
	Cenovus Energy Inc.	Oil, Gas & Consumable Fuels	6,587,142	51,542,830
	Eldorado Gold Corp.	Metals & Mining	19,972,560	41,109,626
	Ensign Energy Services Inc.	Energy Equipment & Services	6,252,280	31,596,898
[a]	Husky Energy Inc.	Oil, Gas & Consumable Fuels	3,829,620	44,810,786
[a]	Precision Drilling Corp.	Energy Equipment & Services	1,352,399	3,433,529
	Suncor Energy Inc.	Oil, Gas & Consumable Fuels	2,002,330	62,751,220
	Tahoe Resources Inc.	Metals & Mining	6,117,390	29,200,420
	Wheaton Precious Metals Corp.	Metals & Mining	8,423,922	175,009,240

				620,392,710

	China 10.4%
[a]	Baidu Inc., ADR	Internet Software & Services	872,000	198,859,600
	China Life Insurance Co. Ltd., H	Insurance	18,831,800	60,400,754
	China Mobile Ltd.	Wireless Telecommunication Services	7,794,180	82,665,696
	China Telecom Corp. Ltd., H	Diversified Telecommunication Services	219,339,292	112,672,855
	Haier Electronics Group Co. Ltd.	Household Durables	16,933,950	45,008,901
	Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	40,057,050	38,799,397
	Shandong Weigao Group Medical Polymer Co. Ltd., H	Health Care Equipment & Supplies	42,940,060	34,294,105
	Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	22,098,290	54,386,581
	Sinopec Engineering Group Co. Ltd.	Construction & Engineering	61,868,670	55,815,174
	Sinopharm Group Co. Ltd.	Health Care Providers & Services	15,295,130	69,090,669

				751,993,732

	France 6.5%
	AXA SA	Insurance	3,085,182	89,523,399
	BNP Paribas SA	Banks	1,840,973	140,064,277
	Cie Generale des Etablissements Michelin, B	Auto Components	294,680	40,166,806
	Sanofi	Pharmaceuticals	1,301,725	126,543,479
	Total SA	Oil, Gas & Consumable Fuels	1,467,130	75,878,642

				472,176,603

	Germany 6.3%
	Bayer AG	Pharmaceuticals	704,920	90,210,989
	Gerresheimer AG	Life Sciences Tools & Services	769,760	60,553,120
	innogy SE	Multi-Utilities	1,720,370	75,827,734
	Merck KGaA	Pharmaceuticals	650,094	71,400,418
[a]	MorphoSys AG	Life Sciences Tools & Services	906,960	64,435,929
	Siemens AG	Industrial Conglomerates	347,012	45,358,427
	Telefonica Deutschland Holding AG	Diversified Telecommunication Services	9,400,530	50,873,653

				458,660,270

	Hong Kong 1.9%
	CK Hutchison Holdings Ltd.	Industrial Conglomerates	8,707,000	113,931,891
	Value Partners Group Ltd.	Capital Markets	26,572,000	23,055,302

				136,987,193

	India 0.8%
	Hero Motocorp Ltd.	Automobiles	634,530	39,649,813
	Jain Irrigation Systems Ltd.	Machinery	11,859,610	18,280,513

				57,930,326

18	Annual Report	franklintempleton.com

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS

Templeton Foreign Fund (continued)

	Industry	Shares/ Rights	Value
Common Stocks and Other Equity Interests (continued)
Israel 1.2%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	5,618,500	$89,109,410

Italy 2.2%
Eni SpA	Oil, Gas & Consumable Fuels	7,552,934	118,416,607
Tenaris SA	Energy Equipment & Services	3,136,380	41,929,490

			160,346,097

Japan 10.8%
Astellas Pharma Inc.	Pharmaceuticals	6,345,940	79,854,545
INPEX Corp.	Oil, Gas & Consumable Fuels	5,923,700	56,626,574
Kirin Holdings Co. Ltd.	Beverages	2,966,090	67,350,436
Nissan Motor Co. Ltd.	Automobiles	6,601,320	65,625,929
Ryohin Keikaku Co. Ltd.	Multiline Retail	181,330	50,303,015
SoftBank Group Corp.	Wireless Telecommunication Services	2,481,880	201,403,733
Sumitomo Metal Mining Co. Ltd.	Metals & Mining	4,513,580	77,795,572
Sumitomo Rubber Industries Ltd.	Auto Components	3,966,520	65,768,939
Suntory Beverage & Food Ltd.	Beverages	1,415,900	65,421,547
Taiheiyo Cement Corp.	Construction Materials	13,094,600	50,498,980

			780,649,270

Luxembourg 0.8%
SES SA, IDR	Media	2,389,950	54,640,451

Netherlands 6.3%
Aegon NV	Insurance	22,983,505	131,221,979
Flow Traders	Capital Markets	969,527	26,309,382
ING Groep NV	Banks	3,319,648	58,882,936
QIAGEN NV	Life Sciences Tools & Services	3,140,291	100,767,476
SBM Offshore NV	Energy Equipment & Services	8,953,614	143,307,963

			460,489,736

Norway 1.8%
Telenor ASA	Diversified Telecommunication Services	3,764,906	76,240,572
Yara International ASA	Chemicals	1,276,450	52,207,116

			128,447,688

Singapore 2.3%
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	30,793,240	84,022,853
Singapore Telecommunications Ltd., ADR	Diversified Telecommunication Services	33,000	900,900
United Overseas Bank Ltd.	Banks	4,644,350	82,303,636

			167,227,389

South Korea 9.9%
Dongbu Insurance Co. Ltd.	Insurance	183,810	12,292,632
Hana Financial Group Inc.	Banks	2,635,530	114,847,611
Hyundai Mobis Co. Ltd.	Auto Components	367,520	77,134,897
Hyundai Motor Co.	Automobiles	373,420	46,658,612
KB Financial Group Inc.	Banks	2,350,047	115,782,849
Korea Investment Holdings Co. Ltd.	Capital Markets	816,360	47,698,531
Posco Daewoo Corp.	Trading Companies & Distributors	2,450,900	46,099,253
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	124,734	256,910,187

			717,424,572

franklintempleton.com	Annual Report	19

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS

Templeton Foreign Fund (continued)

		Industry	Shares/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Sweden 0.7%
	Getinge AB, B	Health Care Equipment & Supplies	2,511,855	$46,668,362
[a]	Getinge AB, rts., 9/14/17	Health Care Equipment & Supplies	2,511,855	929,573

				47,597,935

	Switzerland 3.7%
	GAM Holding AG	Capital Markets	2,979,841	45,843,708
	Roche Holding AG	Pharmaceuticals	615,590	156,345,413
	UBS Group AG	Capital Markets	4,247,450	69,997,090

				272,186,211

	Taiwan 2.2%
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	4,419,720	56,318,981
	Quanta Computer Inc.	Technology Hardware, Storage & Peripherals	20,220,680	46,097,916
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	7,980,000	57,331,010

				159,747,907

	Thailand 1.5%
	Bangkok Bank PCL, fgn	Banks	2,448,000	13,833,635
	Bangkok Bank PCL, NVDR	Banks	9,123,830	50,733,774
	Kasikornbank PCL, fgn	Banks	1,695,300	10,780,841
	PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	12,232,180	32,257,859

				107,606,109

	United Kingdom 17.5%
	Aviva PLC	Insurance	7,557,114	51,049,375
	BAE Systems PLC	Aerospace & Defense	11,438,470	89,838,477
	Barclays PLC	Banks	25,049,390	61,887,936
	BP PLC	Oil, Gas & Consumable Fuels	31,646,580	182,129,930
	Capita PLC	Professional Services	6,228,300	52,218,893
	Cobham PLC	Aerospace & Defense	22,941,809	40,723,618
	HSBC Holdings PLC (GBP Traded)	Banks	11,683,650	113,364,583
	HSBC Holdings PLC (HKD Traded)	Banks	989,600	9,610,591
	Johnson Matthey PLC	Chemicals	1,314,416	46,969,835
	Kingfisher PLC	Specialty Retail	18,608,044	71,907,601
[a]	Rolls-Royce Holdings PLC	Aerospace & Defense	2,695,108	31,847,147
	Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	6,006,270	167,767,287
	Shire PLC	Biotechnology	685,830	33,990,700
	SIG PLC	Trading Companies & Distributors	26,088,083	60,069,532
[a]	Standard Chartered PLC	Banks	16,424,505	163,505,052
	Travis Perkins PLC	Trading Companies & Distributors	2,373,053	46,173,426
	Vodafone Group PLC	Wireless Telecommunication Services	16,907,095	48,394,362

				1,271,448,345

	United States 1.6%
	Oracle Corp.	Software	2,352,910	118,421,960

	Total Common Stocks and Other Equity Interests (Cost $6,249,966,816)			7,033,483,914

20	Annual Report	franklintempleton.com

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS

Templeton Foreign Fund (continued)

	Principal Amount	Value
Short Term Investments 1.2%

Time Deposits 1.2%
United States 1.2%
National Australia Bank Ltd., 1.05%, 9/01/17	$50,000,000	$50,000,000
Royal Bank of Canada, 1.02%, 9/01/17	38,800,000	38,800,000

Total Time Deposits (Cost $88,800,000)		88,800,000

Total Investments (Cost $6,338,766,816) 98.1%		7,122,283,914
Other Assets, less Liabilities 1.9%		140,497,242

Net Assets 100.0%		$7,262,781,156

See Abbreviations on page 34.

aNon-income producing.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

TEMPLETON FUNDS

Financial Statements

Statement of Assets and Liabilities

August 31, 2017

Templeton Foreign Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,338,766,816

Value - Unaffiliated issuers	$7,122,283,914
Cash	166,344
Receivables:
Investment securities sold	142,430,570
Capital shares sold	11,569,880
Dividends	33,673,363
European Union tax reclaims	6,634,201
Other assets	2,933

Total assets	7,316,761,205

Liabilities:
Payables:
Investment securities purchased	35,009,882
Capital shares redeemed	9,909,595
Management fees	4,285,634
Distribution fees	1,109,285
Transfer agent fees	2,882,049
Deferred tax	18,640
Accrued expenses and other liabilities	764,964

Total liabilities	53,980,049

Net assets, at value	$7,262,781,156

Net assets consist of:
Paid-in capital	$6,855,078,600
Undistributed net investment income	95,124,828
Net unrealized appreciation (depreciation)	783,983,172
Accumulated net realized gain (loss)	(471,405,444)

Net assets, at value	$7,262,781,156

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TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

August 31, 2017

Templeton Foreign Fund

Class A:
Net assets, at value	$3,287,393,834

Shares outstanding	421,006,175

Net asset value per share[a]	$7.81

Maximum offering price per share (net asset value per share ÷ 94.25%)	$8.29

Class C:
Net assets, at value	$346,032,317

Shares outstanding	45,505,590

Net asset value and maximum offering price per share[a]	$7.60

Class R:
Net assets, at value	$153,516,098

Shares outstanding	20,060,252

Net asset value and maximum offering price per share	$7.65

Class R6:
Net assets, at value	$1,757,901,653

Shares outstanding	228,158,253

Net asset value and maximum offering price per share	$7.70

Advisor Class:
Net assets, at value	$1,717,937,254

Shares outstanding	222,996,440

Net asset value and maximum offering price per share	$7.70

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended August 31, 2017

Templeton Foreign Fund

Investment income:
Dividends:[a]
Unaffiliated issuers	$180,561,443
Interest:
Unaffiliated issuers	1,650,511
Income from securities loaned (net of fees and rebates)	238,279

Total investment income	182,450,233

Expenses:
Management fees (Note 3a)	45,392,825
Distribution fees: (Note 3c)
Class A	8,928,416
Class C	3,743,741
Class R	767,329
Transfer agent fees: (Note 3e)
Class A	8,598,694
Class C	901,815
Class R	370,670
Class R6	276,968
Advisor Class	3,161,739
Custodian fees (Note 4)	847,447
Reports to shareholders	684,333
Registration and filing fees	259,703
Professional fees	223,706
Trustees’ fees and expenses	159,495
Other	152,426

Total expenses	74,469,307
Expense reductions (Note 4)	(7,910)
Expenses waived/paid by affiliates (Note 3f and 3g)	(213,946)

Net expenses	74,247,451

Net investment income	108,202,782

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	65,055,493
Non-controlled affiliates (Note 3f and 8)	(49,060,902)
Foreign currency transactions	(1,697,579)

Net realized gain (loss)	14,297,012

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	825,886,326
Translation of other assets and liabilities denominated in foreign currencies	948,141
Change in deferred taxes on unrealized appreciation	(18,640)

Net change in unrealized appreciation (depreciation)	826,815,827

Net realized and unrealized gain (loss)	841,112,839

Net increase (decrease) in net assets resulting from operations	$949,315,621

[a]Foreign taxes withheld on dividends	$17,521,044

24	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Foreign Fund

	Year Ended August 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$108,202,782	$108,559,704
Net realized gain (loss)	14,297,012	(412,839,622)
Net change in unrealized appreciation (depreciation)	826,815,827	502,303,685

Net increase (decrease) in net assets resulting from operations	949,315,621	198,023,767

Distributions to shareholders from:
Net investment income:
Class A	(64,763,171)	(55,196,460)
Class C	(4,271,133)	(2,480,964)
Class R	(2,485,682)	(1,966,945)
Class R6	(18,746,684)	(15,445,834)
Advisor Class	(26,220,193)	(19,299,962)
Net realized gains:
Class A	—	(2,055,521)
Class C	—	(231,738)
Class R	—	(89,287)
Class R6	—	(418,453)
Advisor Class	—	(601,465)

Total distributions to shareholders	(116,486,863)	(97,786,629)

Capital share transactions: (Note 2)
Class A	(815,372,950)	(578,271,720)
Class C	(100,355,661)	(74,336,175)
Class R	(26,136,626)	(17,573,822)
Class R6	740,372,787	44,144,990
Advisor Class	424,271,853	(98,365,923)

Total capital share transactions	222,779,403	(724,402,650)

Net increase (decrease) in net assets	1,055,608,161	(624,165,512)
Net assets:
Beginning of year	6,207,172,995	6,831,338,507

End of year	$7,262,781,156	$6,207,172,995

Undistributed net investment income included in net assets:
End of year	$95,124,828	$94,500,204

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TEMPLETON FUNDS

Notes to Financial Statements

Templeton Foreign Fund

1. Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to

26	Annual Report	franklintempleton.com

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Fund (continued)

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Income and Deferred Taxes (continued)

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

28	Annual Report	franklintempleton.com

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Fund (continued)

2. Shares of Beneficial Interest

At August 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended August 31,
	2017		2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	69,944,632	$518,364,798	87,045,428	$557,157,941
Shares issued in reinvestment of distributions	8,520,627	59,218,357	8,362,892	52,686,218
Shares redeemed	(188,300,572)	(1,392,956,105)	(182,244,623)	(1,188,115,879)

Net increase (decrease)	(109,835,313)	$(815,372,950)	(86,836,303)	$(578,271,720)

Class C Shares:
Shares sold	3,960,939	$28,641,978	5,000,404	$31,324,355
Shares issued in reinvestment of distributions	554,617	3,771,397	376,527	2,323,173
Shares redeemed	(18,450,513)	(132,769,036)	(17,267,321)	(107,983,703)

Net increase (decrease)	(13,934,957)	$(100,355,661)	(11,890,390)	$(74,336,175)

Class R Shares:
Shares sold	5,244,477	$38,061,455	6,508,159	$41,010,434
Shares issued in reinvestment of distributions	333,980	2,277,746	308,972	1,912,536
Shares redeemed	(9,259,421)	(66,475,827)	(9,519,061)	(60,496,792)

Net increase (decrease)	(3,680,964)	$(26,136,626)	(2,701,930)	$(17,573,822)

Class R6 Shares:
Shares sold	150,845,920	$1,114,127,521	25,537,718	$161,908,346
Shares issued in reinvestment of distributions	2,617,825	17,905,922	2,475,067	15,345,418
Shares redeemed	(55,118,532)	(391,660,656)	(20,752,542)	(133,108,774)

Net increase (decrease)	98,345,213	$740,372,787	7,260,243	$44,144,990

Advisor Class Shares:
Shares sold	132,077,858	$979,961,944	46,887,869	$295,945,472
Shares issued in reinvestment of distributions	3,306,454	22,649,209	2,731,853	16,964,805
Shares redeemed	(78,433,995)	(578,339,300)	(64,644,207)	(411,276,200)

Net increase (decrease)	56,950,317	$424,271,853	(15,024,485)	$(98,365,923)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.705%	Up to and including $1 billion
0.690%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	In excess of $35 billion

For the year ended August 31, 2017, the effective investment management fee rate was 0.688% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$439,643
CDSC retained	$36,028

30	Annual Report	franklintempleton.com

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Fund (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2017, the Fund paid transfer agent fees of $13,309,886, of which $5,632,566 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to August 31, 2013, the waiver was accounted for as a reduction to management fees. During the year ended August 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.66%	22,955,688	440,140,870	(463,096,558)	-	$-	$-	$-	$-

g. Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01%. Investor Services may discontinue this waiver in the future.

h. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended August 31, 2017, these purchase and sale transactions aggregated $375,414,411 and $0, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2017, the Fund had long-term capital loss carryforwards of $455,122,210.

franklintempleton.com	Annual Report	31

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Fund (continued)

5. Income Taxes (continued)

The tax character of distributions paid during the years ended August 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from ordinary income	$116,486,863	$97,786,629

At August 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$6,356,200,858

Unrealized appreciation	$1,250,594,726
Unrealized depreciation	(484,511,670)

Net unrealized appreciation (depreciation)	$766,083,056

Distributable earnings - undistributed ordinary income	$90,040,447

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2017, aggregated $2,867,108,649 and $2,715,172,431, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended August 31, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year		Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Precision Drilling Corp. (Value is -% of Net Assets)	16,116,920	7,587,520	(22,352,041)	1,352,399	$ —	[a]	$ —	$(49,060,902)	$ —	[a]

[a]As of August 31, 2017, no longer an affiliate.

32	Annual Report	franklintempleton.com

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Fund (continued)

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2017, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$7,033,483,914	$—	$—	$7,033,483,914
Short Term Investments	—	88,800,000	—	88,800,000

Total Investments in Securities	$7,033,483,914	$88,800,000	$—	$7,122,283,914

aIncludes common stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

franklintempleton.com	Annual Report	33

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Fund (continued)

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
IDR	International Depositary Receipt
NVDR	Non-Voting Depositary Receipt

34	Annual Report	franklintempleton.com

TEMPLETON FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Funds and Shareholders of the Templeton Foreign Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Foreign Fund (the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 17, 2017

franklintempleton.com	Annual Report	35

TEMPLETON FUNDS

Tax Information (unaudited)

Templeton Foreign Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $141,605,600 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 21, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Class R6 and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
Class A	$0.0083	$0.1361	$0.0904
Class C	$0.0083	$0.0855	$0.0569
Class R	$0.0083	$0.1209	$0.0802
Class R6	$0.0083	$0.1713	$0.1137
Advisor Class	$0.0083	$0.1568	$0.1041

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2017, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	140	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	42	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since October 2016	134	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (August 2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trsutee since 2003 and Lead Independent Trustee since 2007	140	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the

Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	42	Hess Midstream Partners LP (oil and gas midstream infrastructure) (April 2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	140	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacture of automobiles and commercial vehicles) (April 2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	26	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	42	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

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Interested Board Members and Officers

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	156	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1992 and Vice President since 1996	140	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

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TEMPLETON FUNDS

Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 18 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2013 and Vice President since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary,
Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014-2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (April 2017). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON FOREIGN FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON FUNDS

Templeton Foreign Fund

(Fund)

At an in-person meeting held on May 23, 2017 (Meeting), the Board of Trustees (Board) of Templeton Funds, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Global Advisors Limited (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a

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TEMPLETON FOREIGN FUND

SHAREHOLDER INFORMATION

Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional international multi-cap value funds. The Board noted that the Fund’s annualized total return for the one-, five- and 10-year periods was above the median of its Performance Universe, but for the three-year period was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory, noting that the Fund’s annualized total return for the one-year period exceeded 26.6%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund, one other international multi-cap value fund, four international multi-cap growth funds and six international multi-cap core funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not

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TEMPLETON FOREIGN FUND

SHAREHOLDER INFORMATION

excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that given the Fund’s more recent decline in assets, the Fund is not expected to experience additional economies of scale in the foreseeable future.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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104 P1 09/17

SUPPLEMENT DATED SEPTEMBER 29, 2017

TO THE PROSPECTUS DATED JANUARY 1, 2017

OF

TEMPLETON FOREIGN FUND

(a series of Templeton Funds)

The Prospectus is amended as follows:

I. Effective September 30, 2017, the portfolio management team under the “FUND SUMMARY – Portfolio Managers” section on page 9 is revised to add the following:

Portfolio Managers

Christopher James Peel, CFA

Vice President of Global Advisors and portfolio manager of the Fund since September 2017.

Herbert J. Arnett, Jr.

Vice President of Global Advisors and portfolio manager of the Fund since September 2017.

II. Effective September 30, 2017, the portfolio management team under the “FUND DETAILS – Management” section beginning on page 22 is revised to add the following:

Christopher James Peel, CFA                    Vice President of Global Advisors

Mr. Peel has been a portfolio manager of the Fund since September 2017, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2007.

Herbert J. Arnett, Jr.                                  Vice President of Global Advisors

Mr. Arnett has been a portfolio manager of the Fund since September 2017, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your Prospectus for future reference.

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Annual Report and Shareholder Letter

Templeton Foreign Fund

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Annual Report and Shareholder Letter August 31, 2017

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended August 31, 2017, the global economy expanded as recovery in several developed market countries strengthened and growth in many emerging market economies improved. The US Federal Reserve raised its federal funds target rate three times during the period and announced its intention to normalize its balance sheet. Monetary policies by major developed market central banks remained accommodative, although certain policymakers hinted at the prospects for policy tightening. In this environment, global developed and emerging market stocks generated strong returns, as measured by the MSCI All Country World Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton World Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Funds

This letter reflects our analysis and opinions as of August 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Templeton World Fund

This annual report for Templeton World Fund covers the fiscal year ended August 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including developing markets. Under normal circumstances, the Fund will invest in issuers located in at least three different countries (including the US). The Fund regularly uses certain derivative instruments to seek to hedge against currency risks.

Performance Overview

The Fund’s Class A shares delivered a +16.45% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) 100% Hedged to USD, which measures stock performance in global developed and emerging markets, generated a +17.07% total return.1 Also in comparison, the Fund’s second benchmark, the MSCI ACWI, posted a +17.75% total return,2 and the Fund’s third benchmark, the Linked MSCI ACWI 100% Hedged to USD/World, posted a +17.07% total return.3 For the 10-year period ended August 31, 2017, the Fund’s Class A shares generated a +44.32% cumulative total return, compared with the Linked MSCI ACWI 100% Hedged to USD/World’s +65.15% cumulative total return for the same period.3 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures

Geographic Composition*

Based on Total Net Assets as of 8/31/17

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period ended August 31, 2017. In this environment, global developed and emerging market stocks rose, as measured by the MSCI ACWI. Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the US, hopes of tax reforms under the Trump administration, Emmanuel Macron’s election as France’s president, accommodative monetary policies of various central banks, and encouraging corporate earnings reports.

However, investors expressed concerns about the timing and economic effects of the UK’s exit from the European Union (also known as “Brexit”) and the US executive order banning entry from some Muslim-majority countries. Other headwinds

1. Source: FactSet.

2. Source: Morningstar.

3. Source: FactSet. The Linked MSCI ACWI 100% Hedged to USD/World reflects performance of the MSCI World Index through 6/29/2016 and performance of the MSCI ACWI 100% Hedged to USD thereafter. As of August 31, 2017, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +3.74%, compared with the Linked MSCI ACWI 100% Hedged to USD/World’s 10-year average annual total return of +5.14%.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 18.

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included concerns about the health of European banks, political uncertainty in the US and the European Union, geopolitical tensions in the Korean peninsula and other regions, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and hawkish comments from key central bankers around the world.

The US economy strengthened in 2017’s second quarter, after moderating in the previous two quarters, largely due to growth in consumer spending, business investment, exports and federal government spending. The unemployment rate decreased from 4.9% in August 2016 to 4.4% at period-end.4 Annual inflation, as measured by the Consumer Price Index, increased from 1.1% to 1.9% at period-end. The US Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% three times during the period, amid signs of a growing US economy, a strengthening labor market and an improvement in business spending. At its July 2017 meeting, the Fed kept its target range unchanged, but signaled it expects to begin implementing its balance sheet reduction relatively soon, provided the economy continues to evolve as anticipated.

In Europe, the UK’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. However, the nation’s growth rate improved slightly in 2017’s second quarter, supported by growth in services. The Bank of England kept its key policy rate unchanged during the period and indicated in August that it expected any increases to be gradual and to a limited extent. The eurozone’s growth increased in 2017’s second quarter over the previous quarter. The bloc’s annual inflation rate, while low, ended higher than it was at the start of the period. The European Central Bank (ECB) kept its key policy rates unchanged during the period. However, at its July meeting, ECB president Mario Draghi signaled that the bank would reassess its policy stance on quantitative easing in the fall of 2017.

In Asia, Japan’s quarterly gross domestic product (GDP) grew at the fastest rate in more than two years, driven by household spending, capital expenditure and government spending. In July 2017, the Bank of Japan slightly increased its GDP forecasts for the 2017 and 2018 fiscal years, but lowered its inflation forecasts for the same period.

In emerging markets, Brazil’s quarterly GDP rose in 2017’s first two quarters, following the recession in 2015–2016, as the country’s central bank cut its benchmark interest rate numerous times during the period to spur economic growth. Russia’s GDP grew in 2016’s fourth quarter and in 2017’s first and second quarters compared to the prior-year periods amid the Bank of Russia’s continued policy support. China’s annual GDP grew faster in 2017’s first half than in 2016’s second half, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

Global equities advanced during the 12-month review period as stability in China and the election of purportedly pro-business politicians in major western economies fueled rising growth expectations. Notwithstanding some incremental policy tightening from major central banks, global monetary policy remained extraordinarily loose, helping sustain the reflationary rally through much of the period. In this environment, growth-oriented and cyclical sectors such as financials, information technology (IT) and materials led market gains, while defensive sectors such as health care, telecommunication services and consumer staples lagged. The Fund delivered solid gains during the period but trailed its benchmark, the MSCI ACWI 100% Hedged to USD.

The Fund benefited from overall stock selection over the past 12 months, an encouraging development after a sustained period of challenging market conditions that complicated the efforts of fundamental analysts. More specifically, ultra-loose monetary policy since the global financial crisis has effectively “floated all boats,” leading to high correlations among stocks and a generally indiscriminate trading environment. When credit is cheap and the government implicitly backstops the financial system, as has been the case in recent years, many investors think that fundamentals matter less. Such investors are therefore more inclined to just “buy the market” than parse through stocks, analyzing the fundamental business prospects

4. Source: US Bureau of Labor Statistics.

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TEMPLETON WORLD FUND

and relative merits of specific issues. Yet, if we have learned anything over six decades of investing in global equity markets, it is that fundamentals ultimately matter. Although the external influence of central bankers and politicians may delay (or, at times, accelerate) the process, price and value eventually converge over time.

To this end, we are encouraged by the more recent market developments that unfolded in our favor during the review period, specifically the decline in correlations and resurgence of value stocks as some major central banks attempt to begin—very slowly—normalizing monetary policy. We expect this process to unfold gradually, with likely setbacks and possible reversals along the way, eventually paving the way for fundamental value recognition over the long term. Simply “buying the market” may no longer be a viable strategy once the market returns to its traditional role of fundamental value arbiter. In such an environment, the ability to identify stocks with undervalued fundamental prospects may become increasingly important to long-term investment success. Admittedly, active managers, value investors and fundamental analysts (all of which describe the investment professionals at Templeton) have faced challenging headwinds since the global financial crisis. The Fund has weathered the period reasonably well, delivering positive returns, but it has been far from our finest stretch of investment results. That said, as the cycle eventually turns and investors refocus on fundamentals, we believe our particular discipline and process will be well-suited for the road ahead.

Turning to the 12-month portfolio review, undoubtedly the biggest disappointment during the year was the underperformance of the Fund’s overweighted health care holdings.5 Initiated during a period of uncertainty surrounding competitive pressures and the sustainability of industry returns, our contrarian health care overweighting had been a major outperformer up until the beginning of the US presidential election cycle in late 2015. Since then, political criticism of price gouging in the pharmaceuticals industry and lingering uncertainty about the potential impact of health care reform in the important US market have combined to dampen investor sentiment. Our analysis indicates to us that the pullback in health care stocks has been overdone, and we believe that recent pessimism overstates the ultimate threat to pharmaceuticals and biotechnology earnings. We believe the US pricing reform will be manageable and consistent with the traditionally Republican idea that the competitive marketplace

Top 10 Sectors/Industries*

8/31/17

% of Total Net Assets
Banks	12.5%
Oil, Gas & Consumable Fuels	11.6%
Pharmaceuticals	8.9%
Media	4.8%
Insurance	4.5%
Biotechnology	4.4%
Technology Hardware, Storage & Peripherals	4.3%
Diversified Telecommunication Services	4.0%
Software	3.9%
Automobiles	3.3%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

remains the primary price-setting mechanism for branded pharmaceuticals. Innovative companies have continued to realize that the best way to confront a tougher price environment is to discover effective new products that address unmet needs and demonstrate clear economic value. To this end, we remain focused on innovative companies that, in our analysis, have high-margin, long-duration products able to address pricing and competitive threats on a case-by-case basis.

We believe Israeli generic drugmaker Teva Pharmaceutical Industries is one such company. Teva’s positive attributes were overshadowed by the stock’s underperformance, which led to it being the Fund’s biggest detractor during the period. Poorly timed acquisitions, competitive concerns at its US business, and a lengthy search for a new chief executive officer weighed on the stock. Shares fell again in the final month of the period amid concerns that Teva would be forced to raise equity to shore up its balance sheet and protect its investment-grade credit rating. In retrospect, we clearly underestimated the near-term challenges facing Teva’s US generics business and the severity with which the market would penalize any perceived balance sheet vulnerabilities. Nevertheless, our analysis continues to indicate to us that Teva does not have a liquidity issue and that it should be able to address balance sheet problems in a timely manner and deliver on its more conservative outlook for 2017. Expectations for this company have sunk to new lows and, with its shares trading at a low multiple compared to projected 2017 per-share earnings, we believe the current share price reflects undue pessimism. We believe 2018 is shaping up to be a big year for Teva, featuring a

5. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

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TEMPLETON WORLD FUND

number of new product launches and exciting pipeline developments. Overall, we expect the firm’s core generics business will ultimately perform well through the cycle and over the course of our investment horizon.

Stock-specific weakness and an unfavorable underweighting also pressured the Fund’s IT holdings, which delivered solid absolute gains but trailed the benchmark’s sector components.6 Relative weakness was largely attributable to the Fund’s position in GCL-Poly Energy Holdings, a Hong Kong-based manufacturer of polysilicon for the solar panel industry. When we initiated this investment, GCL-Poly was one of the four main players in a consolidated polysilicon market. We anticipated that this favorable market structure would help preserve pricing power, making GCL-Poly an attractive way to gain exposure to long-term solar panel demand growth. As it turned out, the market became increasingly fragmented as new players entered the industry, eroding pricing power and leading to an oversupply of the multi-crystalline solar wafers for which GCL-Poly makes the raw materials. Compounding the company’s supply-side challenges, political changes in China and the US depressed global solar demand growth, exacerbating the wafer supply glut. GCL-Poly did not help matters by continuing to direct capital toward the highly price-competitive solar wafer business, in addition to a capital-intensive utility business. Ultimately, we recognized that deteriorating supply fundamentals and what we felt were questionable capital allocation decisions by management had changed the risk/reward dynamics for GCL-Poly. We came to believe that these issues could potentially prevent the stock from commanding a higher valuation multiple during our investment horizon, and we liquidated the position to invest in what we considered to be better bargain opportunities. It also bears mentioning that the IT sector delivered one of the Fund’s top individual contributors during the period: South Korean consumer electronics and semiconductor manufacturer Samsung Electronics. The company reported record earnings and canceled billions of US dollars’ worth of its Treasury shares, sparking a raft of earnings upgrades from Wall Street analysts.

We continue to find selective bargains within the IT sector more broadly. In software, we believe continued migration to cloud computing could allow select firms to capture revenue and profit from other parts of the sector. Technology hardware is more challenging, as smartphones and tablets continue to take market share from traditional products. We believe

Top 10 Holdings* 8/31/17

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.6%
Oracle Corp. Software, US	2.6%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, UK	2.5%
Citigroup Inc. Banks, US	2.1%
Amgen Inc. Biotechnology, US	2.0%
Roche Holding AG Pharmaceuticals, Switzerland	1.8%
Eni SpA Oil, Gas & Consumable Fuels, Italy	1.8%
Gilead Sciences Inc. Biotechnology, US	1.7%
Allergan PLC Pharmaceuticals, US	1.7%
Apple Inc. Technology Hardware, Storage & Peripherals, US	1.7%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades and other factors.

margins may improve as costs are cut, but revenue growth will likely remain elusive. In semiconductors, demand is weak, inventory is elevated and, in our analysis, valuations are largely unattractive. With every major tier in the tech “stack” disrupted by new technologies, our approach is to identify mature companies we believe have the ability to adapt to change, as well as new entrants we feel are likely to emerge as winners. Although we have some exposure to the dominant internet and consumer technology firms that have performed well recently, we have maintained our investment discipline and avoided a number of these stocks due to valuation concerns. Large, complex companies priced for perfection and perpetual growth tend to disappoint eventually, in our opinion.

On the other hand, large and complex companies priced for disappointment can potentially offer compelling return prospects for the investor able to distill a concise investment thesis. We believe the banking industry has offered just such an opportunity in recent years, and we were encouraged to see the Fund’s overweighted financials holdings significantly

6. The IT sector comprises communications equipment; electronic equipment, instruments and components; internet software and services; IT services; software; and technology hardware, storage and peripherals in the SOI.

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outperform the index’s financials components during the review period.7 US lender Citigroup, the Fund’s top financials contributor during the period, is exemplary of the opportunities we have uncovered in the challenging financials sector. When we first acquired its stock in 2010, Citigroup was still reeling from the global financial crisis and had just split itself in two via a “good bank/bad bank” structure, with the former (called Citicorp) consisting of ongoing core operations and the latter (called Citi Holdings) comprised of a large portfolio of non-performing assets to be run-down or disposed. With about a quarter million employees and roughly 200 million clients in 140 countries, Citi was a sprawling organization. Adding to the complexity were the major restructuring initiatives underway at the company level and an industry backdrop that featured sweeping and undefined regulatory changes in the aftermath of the global financial crisis.

The first step in building an investment case for such a labyrinthine organization was realizing that not all things that can be counted count, and not all things that count can be counted. Trying to sort out what mattered from what did not, we studied the company and rested our investment case on three simple conclusions. First, we felt that the bank was adequately capitalized. Second, we felt the run-off assets in Citi Holdings were manageable, and not a black hole of perpetual losses. And third, we observed that the ongoing business at Citicorp appeared healthy, profitable and growing. With the stock trading at a significant discount to its peers based on book value, we felt that near-term fear and uncertainty were causing the market to overlook Citigroup’s long-term positive attributes. Since then, under the direction of a very capable management team, Citigroup has successfully implemented a “shrink-to-grow” strategy. The firm has cut costs and exited non-core operations, resulting in a streamlined business with strong positions in attractive markets. Having re-established a solid base of profitability, Citigroup has reinstated its dividend and targeted a capital return to shareholders of at least US$20 billion per year over the next three years. Although the stock is no longer an outright bargain, it remains a core holding due to our anticipation of additional upside potential.

Elsewhere in the financials sector, we were also encouraged by the outperformance of European lenders such as French firm BNP Paribas, as well as Asian banks such as South Korea’s KB Financial Group. European banks are benefiting from higher interest rates and increasing demand for credit in the eurozone.

We believe these factors, combined with declining loan losses, more favorable regulations and tighter cost controls, should continue to boost bank earnings growth expectations and, ultimately, share prices. As was the case in the US, where the prospect of deregulation following Donald Trump’s presidential election victory supported bank shares, so too have European banks (and French banks in particular) benefited from the election of pro-business, center-right politician Emmanuel Macron to the French presidency. Similarly in Asia, our investments in select South Korean banks generated gains amid rising hopes that the country’s new leadership will work to push through fiscal stimulus, reform the rigid corporate chaebol structure (large, mostly family-owned conglomerates) and normalize economic ties with China.

Among other cyclical sectors, stock selection drove outperformance among our positions in industrials and materials.8 The industrials sector was led by German airline Deutsche Lufthansa and US truck manufacturer Navistar International (not part of the index), both of which finished among the Fund’s top contributors. Following several difficult years, Lufthansa has more recently begun to report encouraging progress on a number of fronts. Pricing has improved, fuel costs have remained low, the pension deficit has fallen significantly from its 2016 highs, and a recent favorable accord with the pilots’ union has reduced the risk of further labor disputes. Wall Street analysts, who were almost uniformly negative on Lufthansa in recent years, have issued a number of upgrades and the stock has appreciated toward its long-term average on key valuation metrics, leading us to begin trimming the position to selectively take profits. Meanwhile, Navistar’s stock price rose to a three-year high after the company generated strong results at its maintenance and logistics businesses, which led to better-than-expected first-quarter 2017 earnings. Navistar benefited from signs of a gathering business turnaround and a resounding vote of confidence from German car giant Volkswagen (VW; not a Fund holding), which acquired a stake in the firm last year with an eye toward building a “global champion” in the automobile industry. The deal will allow Navistar to potentially realize immediate purchasing synergies, receive access to VW’s drive train technology in 2019 and be able to spread the costs of research and development, as well as capital expenditure, over a larger production base, potentially generating a large sum per year from operational synergies. Although VW seems unlikely to initiate a full takeover of Navistar in the near term given its

7. The financials sector comprises banks, capital markets, consumer finance, diversified financial services and insurance in the SOI.

8. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, industrial conglomerates and machinery in the SOI. The materials sector comprises chemicals and metals and mining in the SOI.

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ongoing recovery from the “diesel-gate” scandal, this initial stake may be the first step toward an eventual absorption of Navistar into VW. Looking ahead, we see a reasonable likelihood that Navistar could become either a full VW subsidiary, or, if not, continue to benefit from the alliance, its ongoing restructuring initiatives and a cyclical truck market recovery, potentially ending up as a lean and profitable standalone company.

From the materials sector, shares of Swiss miner and commodities trader Glencore continued to surge higher as industrial commodity prices rose and the firm announced a handful of deals in a sign that it had regained some of its previous condition. Glencore has rallied more than 400% from its lowest point in late 2015 to early 2016, and we exited the position during the period under review. Although we still like Glencore as a business, valuations no longer justify holding the stock, in our analysis. Industrial commodity miners represent the leading edge of reflationary expectations, and the industry has just experienced a full cycle (in terms of earnings and valuation turnaround) in roughly 18 months, resulting from renewed Chinese stimulus and market speculation that we believe will ultimately prove unsustainable. In general, we have preferred precious metals over industrial metals more recently, increasing our positioning among lowly-valued firms that mine, process and finance the production of precious metals. Our analysis indicates to us that a modest allocation to precious metals stocks has the potential to materially enhance long-term risk-adjusted returns, all the more so given the backdrop of record-high debt, experimental monetary policy, geopolitical instability, social discord and a sustained bull market in risk assets.

Elsewhere among traditionally defensive sectors, we are finding fewer opportunities in consumer staples, and our underweighted position during the period was rewarded as the sector, which we considered expensively valued, underper-formed the reflationary market rally.9

From a regional standpoint, overall stock selection and favorable allocations in all major regions (including overweightings in Europe and Asia and an underweighting in the US) positively contributed to relative performance. At Templeton, we continue to emphasize the importance of bottom-up stock selection and a fundamental value orientation in the current environment. We also continue to find what we consider the most attractive investment opportunities outside of

Top 10 Countries*
8/31/17
% of Total Net Assets
US	37.3%
UK	13.0%
South Korea	6.2%
France	4.8%
Japan	4.5%
China	4.4%
Germany	3.6%
Canada	3.5%
Switzerland	3.1%
Netherlands	2.6%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

the US, and we were encouraged in particular by the growing outperformance of European equities in the latter part of the review period. As with most of our positioning, our preference for ex-US markets is largely a matter of valuation. Both academic research and empirical observation have time and again proven the predictive relationship between starting-point valuation and long-term investment returns. Of all the valuation metrics, the cycle-adjusted price-to-earnings (CAPE) ratio has been among the most predictive of future returns. It is worth noting that, at period-end, every major equity market in the world currently traded at a higher CAPE ratio than it did this time last year. The most expensive of these markets, the US, traded at approximately 30 times its cyclically adjusted earnings, implying a roughly low single-digit percentage annualized real return over the next decade. Better than Japanese government bonds, perhaps, but not much else. Yet, as the US-led, central bank-fueled equity bull market charges ever higher, we cannot help but observe that the foundational underpinning of stock prices—that is, corporate earnings growth— has become increasingly lackluster. Although earnings recently peaked at record absolute levels in the US, the rate of growth has stalled. Indeed, net income from continuing operations in the Standard & Poor’s® 500 Index (S&P 500®) has grown at a very slow annualized rate over the past six years, significantly trailing the double-digit percentage annualized gain in the S&P 500 over the same period. In the face of faltering earnings, how long can already-stretched valuation multiples continue to drive market appreciation?

9. The consumer staples sector comprises food and staples retailing and personal products in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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Our point is not to call the top of the market or forecast an imminent correction. Rather, it is to caution investors about blindly buying the market or following momentum. It is no coincidence that passive investment products—which both blindly buy the market and follow momentum by overweighting past winners—have thrived in this environment, but such strategies may be vulnerable over a long-term horizon. In an era when both cheap stocks and businesses with sustainable earnings growth potential are in short supply, we believe the ability to comb through the market and identify these attributes should become increasingly valuable. Remember that every cycle has two halves. When this one eventually turns, the strategy of indiscriminately buying the market through passive products may prove to be penny-wise and pound-foolish. It is our belief that in investing, as in most things in life, people tend to get what they pay for.

Thank you for your continued participation in Templeton World Fund. We look forward to serving your future investment needs.

Norman J. Boersma, CFA

Tucker Scott, CFA
James Harper, CFA Heather Arnold, CFA Christopher James Peel, CFA Herbert J. Arnett, Jr. Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of August 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+16.45%	+9.78%
5-Year	+54.45%	+7.80%
10-Year	+44.32%	+3.13%

Advisor
1-Year	+16.74%	+16.74%
5-Year	+56.38%	+9.36%
10-Year	+47.96%	+4.00%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

10	Annual Report	franklintempleton.com

TEMPLETON WORLD FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/1/07–8/31/17)

Advisor Class (9/1/07–8/31/17)

See page 12 for Performance Summary footnotes.

franklintempleton.com	Annual Report	11

TEMPLETON WORLD FUND

PERFORMANCE SUMMARY

Distributions (9/1/16–8/31/17)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.5734	$0.0389	$0.4010	$1.0133
C	$0.4545	$0.0389	$0.4010	$0.8944
R6	$0.6290	$0.0389	$0.4010	$1.0689
Advisor	$0.6121	$0.0389	$0.4010	$1.0520

Total Annual Operating Expenses5

Share Class
A	1.07%
Advisor	0.82%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing markets involve heightened risks related to the same factors. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Source: FactSet. The MSCI ACWI 100% Hedged to USD represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI ACWI, to the USD, the “home” currency for the hedged index. The Linked MSCI ACWI 100% Hedged to USD/World reflects performance of the MSCI World Index through 6/29/2016 and performance of the MSCI ACWI 100% Hedged to USD thereafter.

4. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

12	Annual Report	franklintempleton.com

TEMPLETON WORLD FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[1,2]	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,030.40	$5.37	$1,019.91	$5.35	1.05%
C	$1,000	$1,026.60	$9.19	$1,016.13	$9.15	1.80%
R6	$1,000	$1,032.30	$3.74	$1,021.53	$3.72	0.73%
Advisor	$1,000	$1,032.30	$4.10	$1,021.17	$4.08	0.80%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	13

TEMPLETON FUNDS

Financial Highlights

Templeton World Fund

	Year Ended August 31,
	2017	2016	2015	2014	2013
Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.47	$16.51	$20.18	$18.02	$15.06

Income from investment operations[a]:

Net investment income[b]	0.27	0.26	0.29	0.43 [c]	0.25

Net realized and unrealized gains (losses)	2.21	(0.17)	(2.35)	2.75	3.38

Total from investment operations	2.48	0.09	(2.06)	3.18	3.63

Less distributions from:

Net investment income	(0.57)	(0.28)	(0.52)	(0.19)	(0.42)

Net realized gains	(0.44)	(0.85)	(1.09)	(0.83)	(0.25)

Total distributions	(1.01)	(1.13)	(1.61)	(1.02)	(0.67)

Net asset value, end of year	$16.94	$15.47	$16.51	$20.18	$18.02

Total return[d]	16.45%	0.84%	(10.59)%	17.96%	24.71%

Ratios to average net assets

Expenses	1.06% [e,f]	1.07% [e]	1.06% [e]	1.05%	1.05% [f]

Net investment income	1.63%	1.73%	1.61%	2.20% [c]	1.49%

Supplemental data

Net assets, end of year (000’s)	$4,240,117	$4,195,518	$4,791,792	$5,917,398	$5,278,292

Portfolio turnover rate	31.46%	21.62%	15.73%	18.56%	17.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.30%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)

	Year Ended August 31,
	2017	2016	2015	2014	2013
Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$14.84	$15.86	$19.44	$17.40	$14.53

Income from investment operations[a]:

Net investment income[b]	0.14	0.14	0.15	0.27 [c]	0.12

Net realized and unrealized gains (losses)	2.12	(0.16)	(2.26)	2.66	3.26

Total from investment operations	2.26	(0.02)	(2.11)	2.93	3.38

Less distributions from:

Net investment income	(0.45)	(0.15)	(0.38)	(0.06)	(0.26)

Net realized gains	(0.44)	(0.85)	(1.09)	(0.83)	(0.25)

Total distributions	(0.89)	(1.00)	(1.47)	(0.89)	(0.51)

Net asset value, end of year	$16.21	$14.84	$15.86	$19.44	$17.40

Total return[d]	15.59%	0.11%	(11.27)%	17.08%	23.76%

Ratios to average net assets

Expenses	1.81% [e,f]	1.82% [e]	1.81% [e]	1.80%	1.81% [f]

Net investment income	0.88%	0.98%	0.86%	1.45% [c]	0.73%

Supplemental data

Net assets, end of year (000’s)	$138,534	$158,126	$193,309	$241,635	$210,256

Portfolio turnover rate	31.46%	21.62%	15.73%	18.56%	17.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.55%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)

	Year Ended August 31,
	2017	2016	2015	2014	2013[a]
Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.45	$16.50	$20.18	$18.02	$17.17

Income from investment operations[b]:

Net investment income[c]	0.32	0.32	0.35	0.57 [d]	0.12

Net realized and unrealized gains (losses)	2.22	(0.18)	(2.35)	2.67	0.73

Total from investment operations	2.54	0.14	(2.00)	3.24	0.85

Less distributions from:

Net investment income	(0.63)	(0.34)	(0.59)	(0.25)	—

Net realized gains	(0.44)	(0.85)	(1.09)	(0.83)	—

Total distributions	(1.07)	(1.19)	(1.68)	(1.08)	—

Net asset value, end of year	$16.92	$15.45	$16.50	$20.18	$18.02

Total return[e]	16.87%	1.18%	(10.30)%	18.40%	4.95%

Ratios to average net assets[f]

Expenses	0.73% [g,h]	0.72% [g]	0.72% [g]	0.72%	0.72%	[h]

Net investment income	1.96%	2.08%	1.95%	2.53% [d]	1.82%

Supplemental data

Net assets, end of year (000’s)	$55,504	$50,487	$51,733	$55,175	$24,306

Portfolio turnover rate	31.46%	21.62%	15.73%	18.56%	17.57%

aFor the period May 1, 2013 (effective date) to August 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)

	Year Ended August 31,
	2017	2016	2015	2014	2013
Advisor Class

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$15.46	$16.50	$20.18	$18.01	$15.07

Income from investment operations[a]:
Net investment income[b]	0.32	0.30	0.33	0.48 [c]	0.30
Net realized and unrealized gains (losses)	2.20	(0.17)	(2.35)	2.75	3.36

Total from investment operations	2.52	0.13	(2.02)	3.23	3.66

Less distributions from:
Net investment income	(0.61)	(0.32)	(0.57)	(0.23)	(0.47)
Net realized gains	(0.44)	(0.85)	(1.09)	(0.83)	(0.25)

Total distributions	(1.05)	(1.17)	(1.66)	(1.06)	(0.72)

Net asset value, end of year	$16.93	$15.46	$16.50	$20.18	$18.01

Total return	16.74%	1.12%	(10.38)%	18.29%	24.97%

Ratios to average net assets
Expenses	0.81% [d,e]	0.82% [d]	0.81% [d]	0.80%	0.81% [e]
Net investment income	1.88%	1.98%	1.86%	2.45% [c]	1.73%

Supplemental data
Net assets, end of year (000’s)	$157,237	$113,455	$181,661	$273,478	$216,767
Portfolio turnover rate	31.46%	21.62%	15.73%	18.56%	17.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

TEMPLETON FUNDS

Statement of Investments, August 31, 2017

Templeton World Fund

		Industry	Shares	Value
	Common Stocks 94.5%
	Canada 3.5%
	Barrick Gold Corp.	Metals & Mining	2,906,780	$52,292,972
	Cenovus Energy Inc.	Oil, Gas & Consumable Fuels	363,000	2,840,389
[a]	Husky Energy Inc.	Oil, Gas & Consumable Fuels	2,056,550	24,063,908
	Suncor Energy Inc.	Oil, Gas & Consumable Fuels	1,157,014	36,259,777
	Wheaton Precious Metals Corp.	Metals & Mining	2,273,922	47,241,340

				162,698,386

	China 4.4%
[a]	Baidu Inc., ADR	Internet Software & Services	329,600	75,165,280
	China Life Insurance Co. Ltd., H	Insurance	11,080,000	35,537,779
	China Mobile Ltd.	Wireless Telecommunication Services	2,135,000	22,643,981
	China Telecom Corp. Ltd., H	Diversified Telecommunication Services	65,743,000	33,771,658
	Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	34,333,100	33,255,159

				200,373,857

	France 4.8%
	AXA SA	Insurance	2,625,750	76,191,960
	BNP Paribas SA	Banks	827,720	62,974,310
	Sanofi	Pharmaceuticals	489,740	47,608,676
	Veolia Environnement SA	Multi-Utilities	1,453,820	34,112,096

				220,887,042

	Germany 3.6%
	Deutsche Lufthansa AG	Airlines	523,700	13,135,852
	innogy SE	Multi-Utilities	1,347,900	59,410,593
	Merck KGaA	Pharmaceuticals	419,790	46,105,920
	Siemens AG	Industrial Conglomerates	361,130	47,203,811

				165,856,176

	Hong Kong 0.2%
	Value Partners Group Ltd.	Capital Markets	9,585,000	8,316,464

	India 1.3%
	Hero Motocorp Ltd.	Automobiles	947,380	59,198,840

	Israel 1.0%
	Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	3,038,404	48,189,087

	Italy 1.8%
	Eni SpA	Oil, Gas & Consumable Fuels	5,225,004	81,918,794

	Japan 4.5%
	Nissan Motor Co. Ltd.	Automobiles	4,583,470	45,565,808
	Panasonic Corp.	Household Durables	4,532,240	60,412,003
	Ryohin Keikaku Co. Ltd.	Multiline Retail	64,960	18,020,647
	SoftBank Group Corp.	Wireless Telecommunication Services	821,260	66,644,974
	Sumitomo Metal Mining Co. Ltd.	Metals & Mining	926,300	15,965,606

				206,609,038

	Luxembourg 1.4%
	SES SA, IDR	Media	2,753,110	62,943,230

	Netherlands 2.6%
	Aegon NV	Insurance	8,719,752	49,784,535
	Akzo Nobel NV	Chemicals	286,223	26,168,384
	ING Groep NV	Banks	1,281,442	22,729,839
	QIAGEN NV	Life Sciences Tools & Services	685,905	22,009,717

				120,692,475

18	Annual Report	franklintempleton.com

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS

Templeton World Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Norway 1.2%
	Telenor ASA	Diversified Telecommunication Services	2,656,020	$53,785,269

	Portugal 0.9%
	Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	2,427,350	40,194,875

	Singapore 2.1%
	DBS Group Holdings Ltd.	Banks	1,627,886	24,754,432
	Singapore Telecommunications Ltd.	Diversified Telecommunication Services	26,126,251	71,288,443

				96,042,875

	South Korea 6.2%
	Hana Financial Group Inc.	Banks	1,024,367	44,638,499
	Hyundai Motor Co.	Automobiles	367,956	45,975,889
	KB Financial Group Inc.	Banks	1,532,846	75,520,735
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	58,456	120,399,745

				286,534,868

	Spain 0.6%
	Telefonica SA	Diversified Telecommunication Services	2,408,106	25,969,705

	Sweden 0.8%
	Ericsson, B	Communications Equipment	6,453,670	37,831,592

	Switzerland 3.1%
	Roche Holding AG	Pharmaceuticals	324,842	82,502,245
	UBS Group AG	Capital Markets	3,625,320	59,744,517

				142,246,762

	Thailand 0.9%
	Bangkok Bank PCL, fgn	Banks	7,136,050	40,325,780

	United Kingdom 13.0%
	BAE Systems PLC	Aerospace & Defense	8,983,637	70,558,061
	Barclays PLC	Banks	14,755,612	36,455,753
	BP PLC	Oil, Gas & Consumable Fuels	12,943,416	74,490,939
	HSBC Holdings PLC	Banks	7,038,440	68,292,855
	Kingfisher PLC	Specialty Retail	15,679,216	60,589,647
	Man Group PLC	Capital Markets	7,928,861	17,159,887
	Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	4,030,717	112,586,090
	Sky PLC	Media	4,953,344	61,221,581
[a]	Standard Chartered PLC	Banks	5,032,726	50,100,513
	Vodafone Group PLC	Wireless Telecommunication Services	15,876,979	45,445,789

				596,901,115

	United States 36.6%
	Allergan PLC	Pharmaceuticals	339,190	77,837,321
	Ally Financial Inc.	Consumer Finance	1,337,590	30,229,534
[a]	Alphabet Inc., A	Internet Software & Services	61,730	58,966,965
	American International Group Inc.	Insurance	747,315	45,197,611
	AmerisourceBergen Corp.	Health Care Providers & Services	577,440	46,339,560
	Amgen Inc.	Biotechnology	522,700	92,920,379
	Apache Corp.	Oil, Gas & Consumable Fuels	692,430	26,893,981
	Apple Inc.	Technology Hardware, Storage & Peripherals	470,960	77,237,440
	Capital One Financial Corp.	Consumer Finance	626,450	49,871,685
	Cardinal Health Inc.	Health Care Providers & Services	699,340	47,177,476
[a]	Celgene Corp.	Biotechnology	201,150	27,945,770
	Cisco Systems Inc.	Communications Equipment	539,802	17,387,022
	Citigroup Inc.	Banks	1,402,610	95,419,558

franklintempleton.com	Annual Report	19

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS

Templeton World Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	United States (continued)
	Comcast Corp., A	Media	1,514,448	$61,501,733
	ConocoPhillips	Oil, Gas & Consumable Fuels	1,202,040	52,481,066
	Coty Inc., A	Personal Products	2,590,570	42,951,651
	Devon Energy Corp.	Oil, Gas & Consumable Fuels	566,710	17,794,694
	DXC Technology Co.	IT Services	309,217	26,283,445
	Eli Lilly & Co.	Pharmaceuticals	651,970	52,998,641
	Gilead Sciences Inc.	Biotechnology	955,550	79,989,091
	Halliburton Co.	Energy Equipment & Services	734,200	28,611,774
	Helmerich & Payne Inc.	Energy Equipment & Services	708,810	30,011,015
	JPMorgan Chase & Co.	Banks	565,454	51,394,114
[a]	Knowles Corp.	Electronic Equipment, Instruments & Components	2,785,470	40,862,845
	Medtronic PLC	Health Care Equipment & Supplies	516,690	41,655,548
	Microsoft Corp.	Software	804,770	60,172,653
[a]	Navistar International Corp.	Machinery	1,933,970	66,064,415
[a]	NetScout Systems Inc.	Communications Equipment	283,574	9,287,049
	Oracle Corp.	Software	2,329,241	117,230,700
	Perrigo Co. PLC	Pharmaceuticals	645,040	50,932,358
	Twenty-First Century Fox Inc., A	Media	1,247,052	34,406,165
	United Parcel Service Inc., B	Air Freight & Logistics	424,560	48,552,682
	Voya Financial Inc.	Diversified Financial Services	427,607	16,347,416
	Walgreens Boots Alliance Inc.	Food & Staples Retailing	719,810	58,664,515

				1,681,617,872

	Total Common Stocks (Cost $3,580,122,268)			4,339,134,102

			Principal Amount
	Corporate Bonds (Cost $27,650,356) 0.7%
	United States 0.7%
[b]	Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	Oil, Gas & Consumable Fuels	$29,752,000	30,867,700

	Mortgage-Backed Securities (Cost $486,001) 0.0%†
	United States 0.0%†
	FHLMC, 5.50%, 12/01/35		493,089	548,007

	Total Investments before Short Term Investments (Cost $3,608,258,625)			4,370,549,809

20	Annual Report	franklintempleton.com

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS

Templeton World Fund (continued)

	Principal Amount	Value
Short Term Investments 5.2%

Time Deposits 5.2%
United States 5.2%
National Australia Bank Ltd., 1.05%, 9/01/17	$74,000,000	$74,000,000
National Bank of Canada, 1.10%, 9/01/17	96,000,000	96,000,000
Royal Bank of Canada, 1.02%, 9/01/17	70,600,000	70,600,000

Total Time Deposits (Cost $240,600,000)		240,600,000

Total Investments (Cost $3,848,858,625) 100.4%		4,611,149,809
Other Assets, less Liabilities (0.4)%		(19,758,760)

Net Assets 100.0%		$4,591,391,049

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

At August 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
British Pound	BOFA	Buy	10,958,358	$14,388,768	10/11/17	$—	$(201,133)
British Pound	BOFA	Sell	100,729,494	130,788,183	10/11/17	375,101	—
British Pound	GSCO	Buy	10,958,358	14,388,442	10/11/17	—	(200,808)
British Pound	GSCO	Sell	100,725,478	130,797,069	10/11/17	389,188	—
British Pound	HSBK	Buy	10,958,358	14,388,929	10/11/17	—	(201,295)
British Pound	HSBK	Sell	100,705,356	130,774,565	10/11/17	392,736	—
British Pound	MSCO	Buy	10,958,358	14,388,371	10/11/17	—	(200,737)
British Pound	MSCO	Sell	100,706,860	130,765,371	10/11/17	381,593	—
British Pound	UBSW	Buy	10,958,358	14,388,141	10/11/17	—	(200,506)
British Pound	UBSW	Sell	100,705,098	130,768,591	10/11/17	387,095	—
Canadian Dollar	BOFA	Sell	24,968,562	19,330,958	10/11/17	—	(674,749)
Canadian Dollar	GSCO	Sell	24,970,303	19,333,219	10/11/17	—	(673,883)
Canadian Dollar	HSBK	Sell	24,968,908	19,333,307	10/11/17	—	(672,678)
Canadian Dollar	MSCO	Sell	24,968,307	19,332,718	10/11/17	—	(672,786)
Canadian Dollar	UBSW	Sell	24,967,122	19,331,880	10/11/17	—	(672,674)
Euro	BOFA	Buy	3,790,752	4,471,791	10/11/17	50,960	—
Euro	BOFA	Sell	123,556,156	141,590,413	10/11/17	—	(5,824,582)
Euro	GSCO	Buy	3,790,752	4,471,412	10/11/17	51,339	—
Euro	GSCO	Sell	123,570,564	141,620,886	10/11/17	—	(5,811,297)
Euro	HSBK	Buy	3,790,752	4,471,302	10/11/17	51,449	—
Euro	HSBK	Sell	123,551,360	141,603,078	10/11/17	—	(5,806,194)
Euro	MSCO	Buy	3,790,752	4,471,416	10/11/17	51,335	—
Euro	MSCO	Sell	123,547,879	141,587,475	10/11/17	—	(5,817,643)
Euro	UBSW	Buy	3,790,752	4,471,321	10/11/17	51,430	—
Euro	UBSW	Sell	123,549,550	141,598,904	10/11/17	—	(5,808,209)

franklintempleton.com	Annual Report	21

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS

Templeton World Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Hong Kong Dollar	BOFA	Buy	26,793,858	$3,433,668	10/11/17	$—	$(5,709)
Hong Kong Dollar	BOFA	Sell	222,677,714	28,573,885	10/11/17	84,893	—
Hong Kong Dollar	GSCO	Buy	26,793,858	3,433,636	10/11/17	—	(5,678)
Hong Kong Dollar	GSCO	Sell	222,673,815	28,573,201	10/11/17	84,710	—
Hong Kong Dollar	HSBK	Buy	26,793,858	3,433,600	10/11/17	—	(5,641)
Hong Kong Dollar	HSBK	Sell	222,667,175	28,573,141	10/11/17	85,499	—
Hong Kong Dollar	MSCO	Buy	26,793,858	3,433,834	10/11/17	—	(5,875)
Hong Kong Dollar	MSCO	Sell	222,678,845	28,576,528	10/11/17	87,393	—
Hong Kong Dollar	UBSW	Buy	26,793,858	3,433,646	10/11/17	—	(5,688)
Hong Kong Dollar	UBSW	Sell	222,667,393	28,572,927	10/11/17	85,257	—
Japanese Yen	BOFA	Buy	692,551,146	6,344,592	10/11/17	—	(33,289)
Japanese Yen	BOFA	Sell	5,108,952,201	45,321,862	10/11/17	—	(1,236,640)
Japanese Yen	GSCO	Buy	692,551,146	6,343,913	10/11/17	—	(32,611)
Japanese Yen	GSCO	Sell	5,109,209,844	45,327,726	10/11/17	—	(1,233,124)
Japanese Yen	HSBK	Buy	692,551,146	6,344,050	10/11/17	—	(32,748)
Japanese Yen	HSBK	Sell	5,108,817,371	45,326,858	10/11/17	—	(1,230,415)
Japanese Yen	MSCO	Buy	692,551,146	6,344,065	10/11/17	—	(32,762)
Japanese Yen	MSCO	Sell	5,108,678,388	45,327,338	10/11/17	—	(1,228,669)
Japanese Yen	UBSW	Buy	692,551,146	6,344,014	10/11/17	—	(32,711)
Japanese Yen	UBSW	Sell	5,108,533,887	45,323,378	10/11/17	—	(1,231,312)
Norwegian Krone	BOFA	Sell	80,937,468	9,749,734	10/11/17	—	(692,567)
Norwegian Krone	GSCO	Sell	80,957,349	9,751,249	10/11/17	—	(693,618)
Norwegian Krone	HSBK	Sell	80,936,602	9,749,691	10/11/17	—	(692,499)
Norwegian Krone	MSCO	Sell	80,929,933	9,749,176	10/11/17	—	(692,153)
Norwegian Krone	UBSW	Sell	80,933,928	9,748,913	10/11/17	—	(692,932)
Singapore Dollar	BOFA	Buy	2,145,388	1,584,262	10/11/17	—	(1,500)
Singapore Dollar	BOFA	Buy	4,142,770	3,045,462	10/11/17	10,868	—
Singapore Dollar	BOFA	Sell	32,088,085	23,220,266	10/11/17	—	(452,738)
Singapore Dollar	GSCO	Buy	2,145,388	1,584,146	10/11/17	—	(1,385)
Singapore Dollar	GSCO	Buy	4,142,770	3,045,719	10/11/17	10,611	—
Singapore Dollar	GSCO	Sell	32,092,095	23,225,184	10/11/17	—	(450,777)
Singapore Dollar	HSBK	Buy	2,145,388	1,584,045	10/11/17	—	(1,284)
Singapore Dollar	HSBK	Buy	4,142,770	3,046,148	10/11/17	10,183	—
Singapore Dollar	HSBK	Sell	32,084,484	23,221,189	10/11/17	—	(449,158)
Singapore Dollar	MSCO	Buy	2,145,388	1,584,323	10/11/17	—	(1,562)
Singapore Dollar	MSCO	Buy	4,142,770	3,045,983	10/11/17	10,350	—
Singapore Dollar	MSCO	Sell	32,089,018	23,226,627	10/11/17	—	(447,065)
Singapore Dollar	UBSW	Buy	2,145,388	1,584,084	10/11/17	—	(1,324)
Singapore Dollar	UBSW	Buy	4,142,770	3,045,697	10/11/17	10,634	—
Singapore Dollar	UBSW	Sell	32,088,098	23,222,964	10/11/17	—	(450,049)
South Korean Won	BOFA	Buy	5,802,797,262	5,125,121	10/11/17	36,783	—
South Korean Won	BOFA	Buy	7,294,367,056	6,509,991	10/11/17	—	(21,255)
South Korean Won	BOFA	Sell	87,043,327,053	75,187,726	10/11/17	—	(2,242,049)
South Korean Won	GSCO	Buy	5,802,797,262	5,123,646	10/11/17	38,258	—
South Korean Won	GSCO	Buy	7,294,367,056	6,506,928	10/11/17	—	(18,190)
South Korean Won	GSCO	Sell	76,672,903,894	66,245,813	10/11/17	—	(1,958,907)
South Korean Won	HSBK	Buy	5,802,797,262	5,123,535	10/11/17	38,368	—
South Korean Won	HSBK	Buy	7,294,367,056	6,507,040	10/11/17	—	(18,302)
South Korean Won	HSBK	Sell	74,453,226,736	64,380,844	10/11/17	—	(1,849,352)

22	Annual Report	franklintempleton.com

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS

Templeton World Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
South Korean Won	MSCO	Buy	5,802,797,262	$5,124,441	10/11/17	$37,464	$—
South Korean Won	MSCO	Buy	7,294,367,056	6,506,845	10/11/17	—	(18,109)
South Korean Won	MSCO	Sell	68,927,284,255	59,603,288	10/11/17	—	(1,711,281)
South Korean Won	UBSW	Buy	5,802,797,262	5,124,349	10/11/17	37,554	—
South Korean Won	UBSW	Buy	7,294,367,056	6,507,817	10/11/17	—	(19,080)
South Korean Won	UBSW	Sell	78,598,329,307	67,929,933	10/11/17	—	(1,987,557)
Swedish Krona	BOFA	Buy	16,073,433	1,960,290	10/11/17	67,706	—
Swedish Krona	BOFA	Sell	76,621,234	9,115,411	10/11/17	—	(551,941)
Swedish Krona	GSCO	Buy	16,073,433	1,960,261	10/11/17	67,733	—
Swedish Krona	GSCO	Sell	76,630,194	9,116,526	10/11/17	—	(551,955)
Swedish Krona	HSBK	Buy	16,073,433	1,960,250	10/11/17	67,745	—
Swedish Krona	HSBK	Sell	76,724,375	9,127,810	10/11/17	—	(552,555)
Swedish Krona	MSCO	Buy	16,073,433	1,960,366	10/11/17	67,630	—
Swedish Krona	MSCO	Sell	76,613,858	9,115,158	10/11/17	—	(551,263)
Swedish Krona	UBSW	Buy	16,073,433	1,960,233	10/11/17	67,764	—
Swedish Krona	UBSW	Sell	76,611,423	9,114,288	10/11/17	—	(551,826)
Swiss Franc	BOFA	Buy	6,160,137	6,388,128	10/11/17	54,565	—
Swiss Franc	BOFA	Sell	2,219,536	2,329,911	10/11/17	8,568	—
Swiss Franc	BOFA	Sell	30,691,027	32,052,790	10/11/17	—	(45,989)
Swiss Franc	GSCO	Buy	6,160,137	6,387,421	10/11/17	55,273	—
Swiss Franc	GSCO	Sell	2,219,114	2,329,911	10/11/17	9,009	—
Swiss Franc	GSCO	Sell	30,709,964	32,076,754	10/11/17	—	(41,829)
Swiss Franc	HSBK	Buy	6,160,137	6,388,546	10/11/17	54,147	—
Swiss Franc	HSBK	Sell	2,219,180	2,329,911	10/11/17	8,941	—
Swiss Franc	HSBK	Sell	30,685,771	32,053,058	10/11/17	—	(40,223)
Swiss Franc	MSCO	Buy	6,160,137	6,387,656	10/11/17	55,037	—
Swiss Franc	MSCO	Sell	2,219,184	2,329,911	10/11/17	8,936	—
Swiss Franc	MSCO	Sell	30,685,541	32,052,855	10/11/17	—	(40,186)
Swiss Franc	UBSW	Buy	6,160,137	6,387,605	10/11/17	55,087	—
Swiss Franc	UBSW	Sell	2,219,098	2,329,911	10/11/17	9,026	—
Swiss Franc	UBSW	Sell	30,691,777	32,057,759	10/11/17	—	(41,805)
Thailand Baht	BOFA	Buy	9,894,459	296,315	10/11/17	1,947	—
Thailand Baht	BOFA	Sell	258,502,558	7,597,782	10/11/17	—	(194,601)
Thailand Baht	GSCO	Buy	9,894,459	296,312	10/11/17	1,949	—
Thailand Baht	GSCO	Sell	258,574,194	7,601,725	10/11/17	—	(192,818)
Thailand Baht	HSBK	Buy	9,894,459	296,292	10/11/17	1,970	—
Thailand Baht	HSBK	Sell	258,499,073	7,601,646	10/11/17	—	(190,632)
Thailand Baht	MSCO	Buy	9,894,459	296,338	10/11/17	1,923	—
Thailand Baht	MSCO	Sell	258,486,944	7,628,563	10/11/17	—	(163,350)
Thailand Baht	UBSW	Buy	9,894,459	296,310	10/11/17	1,952	—
Thailand Baht	UBSW	Sell	258,519,204	7,598,816	10/11/17	—	(194,070)

Total Forward Exchange Contracts						$3,517,959	$(59,261,782)

Net unrealized appreciation (depreciation)							$(55,743,823)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 8 regarding other derivative information.

See Abbreviations on page 38.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

TEMPLETON FUNDS

Financial Statements

Statement of Assets and Liabilities

August 31, 2017

Templeton World Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,848,858,625

Value - Unaffiliated issuers	$4,611,149,809
Cash	2,172,150
Receivables:
Investment securities sold	9,419,855
Capital shares sold	1,450,713
Dividends and interest	16,109,021
European Union tax reclaims	277,623
Collateral due from brokers on:
OTC derivative contracts	36,310,000
Unrealized appreciation on OTC forward exchange contracts	3,517,959
Other assets	2,176

Total assets	4,680,409,306

Liabilities:
Payables:
Investment securities purchased	19,069,697
Capital shares redeemed	4,509,538
Management fees	2,713,398
Distribution fees	1,011,001
Transfer agent fees	973,837
Unrealized depreciation on OTC forward exchange contracts	59,261,782
Deferred tax	1,046,242
Accrued expenses and other liabilities	432,762

Total liabilities	89,018,257

Net assets, at value	$4,591,391,049

Net assets consist of:
Paid-in capital	$3,644,924,735
Undistributed net investment income	24,088,752
Net unrealized appreciation (depreciation)	705,647,915
Accumulated net realized gain (loss)	216,729,647

Net assets, at value	$4,591,391,049

24	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

August 31, 2017

Templeton World Fund

Class A:
Net assets, at value	$4,240,116,583

Shares outstanding	250,230,167

Net asset value per share[a]	$16.94

Maximum offering price per share (net asset value per share ÷ 94.25%)	$17.97

Class C:
Net assets, at value	$138,533,652

Shares outstanding	8,544,552

Net asset value and maximum offering price per share[a]	$16.21

Class R6:
Net assets, at value	$55,504,064

Shares outstanding	3,279,774

Net asset value and maximum offering price per share	$16.92

Advisor Class:
Net assets, at value	$157,236,750

Shares outstanding	9,286,126

Net asset value and maximum offering price per share	$16.93

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	25

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended August 31, 2017

Templeton World Fund

Investment income:
Dividends:[a]
Unaffiliated issuers	$119,844,867
Interest:
Unaffiliated issuers	4,804,117
Income from securities loaned (net of fees and rebates)	65,941

Total investment income	124,714,925

Expenses:
Management fees (Note 3a)	32,192,056
Distribution fees: (Note 3c)
Class A	10,701,791
Class C	1,539,730
Transfer agent fees: (Note 3e)
Class A	3,995,328
Class C	143,275
Class R6	4,798
Advisor Class	125,618
Custodian fees (Note 4)	373,950
Reports to shareholders	283,957
Registration and filing fees	120,175
Professional fees	147,562
Trustees’ fees and expenses	115,540
Other	117,578

Total expenses	49,861,358
Expense reductions (Note 4)	(98,263)
Expenses waived/paid by affiliates (Note 3f)	(27,329)

Net expenses	49,735,766

Net investment income	74,979,159

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	281,643,061
Foreign currency transactions	(275,473)
Forward exchange contracts	40,997,845

Net realized gain (loss)	322,365,433

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	368,548,427
Translation of other assets and liabilities
denominated in foreign currencies	275,624
Forward exchange contracts	(60,174,743)
Change in deferred taxes on unrealized appreciation	(697,126)

Net change in unrealized appreciation (depreciation)	307,952,182

Net realized and unrealized gain (loss)	630,317,615

Net increase (decrease) in net assets resulting from operations	$705,296,774

[a]Foreign taxes withheld on dividends	$8,461,030

26	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton World Fund

	Year Ended August 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$74,979,159	$80,696,962
Net realized gain (loss)	322,365,433	96,550,231
Net change in unrealized appreciation (depreciation)	307,952,182	(165,967,846)

Net increase (decrease) in net assets resulting from operations	705,296,774	11,279,347

Distributions to shareholders from:
Net investment income:
Class A	(147,912,009)	(78,904,402)
Class C	(4,531,267)	(1,757,625)
Class R6	(2,005,405)	(1,218,271)
Advisor Class	(4,323,569)	(3,143,320)
Net realized gains:
Class A	(113,474,378)	(239,210,508)
Class C	(4,385,709)	(9,900,781)
Class R6	(1,402,508)	(3,029,263)
Advisor Class	(3,107,234)	(8,297,152)

Total distributions to shareholders	(281,142,079)	(345,461,322)

Capital share transactions: (Note 2)
Class A	(349,046,846)	(291,880,126)
Class C	(33,687,471)	(22,152,482)
Class R6	234,305	2,797,020
Advisor Class	32,150,701	(55,491,363)

Total capital share transactions	(350,349,311)	(366,726,951)

Net increase (decrease) in net assets	73,805,384	(700,908,926)
Net assets:
Beginning of year	4,517,585,665	5,218,494,591

End of year	$4,591,391,049	$4,517,585,665

Undistributed net investment income included in net assets:
End of year	$24,088,752	$65,919,137

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

TEMPLETON FUNDS

Notes to Financial Statements

Templeton World Fund

1. Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton World Fund (Fund) is included in this report. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of

28	Annual Report	franklintempleton.com

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible,

franklintempleton.com	Annual Report	29

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At August 31, 2017, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the

30	Annual Report	franklintempleton.com

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

2. Shares of Beneficial Interest

At August 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended August 31,

	2017		2016

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	13,622,420	$224,118,415	15,746,050	$237,500,474
Shares issued in reinvestment of distributions	15,184,290	242,644,949	19,777,634	293,104,638
Shares redeemed	(49,762,301)	(815,810,210)	(54,604,457)	(822,485,238)

Net increase (decrease)	(20,955,591)	$(349,046,846)	(19,080,773)	$(291,880,126)

Class C Shares:
Shares sold	517,008	$8,138,998	633,456	$9,054,922
Shares issued in reinvestment of distributions	511,414	7,860,438	721,847	10,315,198
Shares redeemed	(3,138,493)	(49,686,907)	(2,886,284)	(41,522,602)

Net increase (decrease)	(2,110,071)	$(33,687,471)	(1,530,981)	$(22,152,482)

Class R6 Shares:
Shares sold	516,394	$8,474,649	974,859	$15,442,986
Shares issued in reinvestment of distributions	125,473	1,997,530	175,845	2,597,235
Shares redeemed	(629,113)	(10,237,874)	(1,019,057)	(15,243,201)

Net increase (decrease)	12,754	$234,305	131,647	$2,797,020

Advisor Class Shares:
Shares sold	6,939,523	$113,683,529	3,300,076	$50,272,800
Shares issued in reinvestment of distributions	368,053	5,866,759	542,623	8,019,966
Shares redeemed	(5,360,483)	(87,399,587)	(7,513,230)	(113,784,129)

Net increase (decrease)	1,947,093	$32,150,701	(3,670,531)	$(55,491,363)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON WORLD FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.705%	Up to and including $1 billion
0.690%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the year ended August 31, 2017, the effective investment management fee rate was 0.693% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$136,093
CDSC retained	$9,766

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

franklintempleton.com	Annual Report	33

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees (continued)

For the year ended August 31, 2017, the Fund paid transfer agent fees of $4,269,019, of which $1,969,543 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended August 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.66%	14,993,600	68,658,214	(83,651,814)	—	$ —	$ —	$ —	$ —

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended August 31, 2017, the Fund utilized $824,239 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At August 31, 2017, the Fund deferred late-year ordinary losses of $29,116,756.

The tax character of distributions paid during the years ended August 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$169,593,058	$85,023,682
Long term capital gain	111,549,021	260,437,640

	$281,142,079	$345,461,322

34	Annual Report	franklintempleton.com

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

At August 31, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,803,221,458

Unrealized appreciation	$1,067,761,778
Unrealized depreciation	(315,577,250)

Net unrealized appreciation (depreciation)	$752,184,528

Undistributed ordinary income	$39,026,095
Undistributed long term capital gains	185,079,443

Distributable earnings	$224,105,538

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and wash sales.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2017, aggregated $1,411,827,293 and $2,143,002,329, respectively

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

At August 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$3,517,959	Unrealized depreciation on OTC forward exchange contracts	$59,261,782

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

8. Other Derivative Information (continued)

For the year ended August 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$40,997,845	Forward exchange contracts	$(60,174,743)

For the year ended August 31, 2017, the average month end contract value of forward exchange contracts was $2,822,129,006.

At August 31, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$3,517,959	$59,261,782

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At August 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BOFA	$ 691,391	$ (691,391)	$ —	$ —	$ —
GSCO	708,070	(708,070)	—	—	—
HSBK	711,038	(711,038)	—	—	—
MSCO	701,661	(701,661)	—	—	—
UBSW	705,799	(705,799)	—	—	—

Total	$3,517,959	$(3,517,959)	$ —	$ —	$ —

36	Annual Report	franklintempleton.com

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

At August 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BOFA	$12,178,742	$(691,391)	$ —	$(10,580,000)	$907,351
GSCO	11,866,880	(708,070)	—	(1,930,000)	9,228,810
HSBK	11,742,976	(711,038)	—	(11,031,938)	—
MSCO	11,583,441	(701,661)	—	(10,881,780)	—
UBSW	11,889,743	(705,799)	—	—	11,183,944

Total	$59,261,782	$(3,517,959)	$ —	(34,423,718)	$21,320,105

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 38.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2017, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

10. Fair Value Measurements (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a]	$4,339,134,102	$—	$—	$4,339,134,102
Corporate Bonds	—	30,867,700	—	30,867,700
Mortgage-Backed Securities	—	548,007	—	548,007
Short Term Investments	—	240,600,000	—	240,600,000

Total Investments in Securities	$4,339,134,102	$272,015,707	$—	$4,611,149,809

Other Financial Instruments:
Forward Exchange Contracts	$—	$3,517,959	$—	$3,517,959

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$59,261,782	$—	$59,261,782

aFor detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Selected Portfolio
BOFA	Bank of America Corp.	ADR	American Depositary Receipt
GSCO	The Goldman Sachs Group, Inc.	FHLMC	Federal Home Loan Mortgage Corp.
HSBK	HSBC Bank PLC	IDR	International Depositary Receipt
MSCO	Morgan Stanley
UBSW	UBS AG

38	Annual Report	franklintempleton.com

TEMPLETON FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Funds and Shareholders of the Templeton World Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton World Fund (the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 17, 2017

franklintempleton.com	Annual Report	39

TEMPLETON FUNDS

Tax Information (unaudited)

Templeton World Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $114,444,065 as a long term capital gain dividend for the fiscal year ended August 31, 2017.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $10,820,808 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2017.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 15.37% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2017.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $103,388,829 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 21, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R6, and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
Class A	$0.0205	$0.2613	$0.2005
Class C	$0.0205	$0.1696	$0.1299
Class R6	$0.0205	$0.3027	$0.2322
Advisor Class	$0.0205	$0.2884	$0.2214

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2017, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

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1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	140	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	42	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since October 2016	134	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (August 2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trsutee since 2003 and Lead Independent Trustee since 2007	140	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	42	Hess Midstream Partners LP (oil and gas midstream infrastructure) (April 2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	140	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacture of automobiles and commercial vehicles) (April 2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	26	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	42	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	156	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1992 and Vice President since 1996	140	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton Investments Corp.
(1993-2014).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 18 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2011	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2013 and Vice President since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014-2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (April 2017). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON WORLD FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON FUNDS

Templeton World Fund

(Fund)

At an in-person meeting held on May 23, 2017 (Meeting), the Board of Trustees (Board) of Templeton Funds, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Global Advisors Limited (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a

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SHAREHOLDER INFORMATION

Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional global large-cap value funds. The Board noted that the Fund’s annualized total return for the one- and five-year periods was above the median of its Performance Universe, but for the three- and 10-year periods was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory, noting that the Fund’s annualized total return for the one-year period exceeded 29%. In doing so, the Board also noted management’s explanation that the Fund’s below median performance for the three and 10-year periods was largely due to the Fund’s overweight position in Europe and underweight position in the U.S. In particular, management explained that the U.S. has significantly outperformed international markets over the periods of review as the U.S. was the first to be affected by the global financial crisis and is further along in recovery than Europe. Management further explained that the Fund’s portfolio management team has found significantly more value in Europe and outside the U.S. and believes that, over the longer term, corporate profitability and earnings recovery should improve notably outside the U.S. The Board also noted that effective June 30, 2016 the Fund began using certain derivative instruments to seek to hedge against currency risk.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund, four other global large-cap value funds and one global multi-cap value fund. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems

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SHAREHOLDER INFORMATION

and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that given the Fund’s more recent decline in assets, the Fund is not expected to experience additional economies of scale in the foreseeable future.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street,

Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Templeton World Fund

Investment Manager

Templeton Global Advisors Limited

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	102 A 10/17

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Registrant has an audit committee financial expert serving on its audit committee.

	(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $122,070 for the fiscal year ended August 31, 2017 and $124,263 for the fiscal year ended August 31, 2016.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $6,142 for the fiscal year ended August 31, 2017 and $6,022 for the fiscal year ended August 31, 2016. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended August 31, 2017 and $0 for the fiscal year ended August 31, 2016. The services for which these fees were paid included benchmarking services in connection with the 2015 ICI Transfer Agent Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $20,142 for the fiscal year ended August 31, 2017 and $6,022 for the fiscal year ended August 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the

Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS

By	/S/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date: October 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date: October 26, 2017

By	/S/ Robert G. Kubilis
Robert G. Kubilis
Chief Financial Officer and
Chief Accounting Officer

Date: October 26, 2017